UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No. 1)

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[ ]	Definitive Proxy Statement
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[ ]	Soliciting Material under §240.14a-12

Marathon Patent Group, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Marathon Patent Group, Inc.
11601 Wilshire Blvd., Ste. 500
Los Angeles, CA 90025

January __, 2018

To the Shareholders of Marathon Patent Group, Inc.:

You are cordially invited to attend the 2017 Annual Meeting of Shareholders (the “Annual Meeting”) of Marathon Patent Group, Inc., a Nevada corporation (the “Company”), to be held at 10:30 a.m. Eastern Time on February 6, 2018, at the law offices of Sichenzia Ross Ference Kesner LLP, 1185 Avenue of the Americas, 37th Floor, New York, NY 10036, to consider and vote upon the following proposals:

1.	The approval of the issuance of securities in one or more non-public offerings where the maximum discount at which securities will be offered will be equivalent to a discount of 25% below the market price of our common stock, as required by and in accordance with Nasdaq Marketplace Rule 5635(d);

2.

The approval of any change of control that could result from the potential issuance of securities in the non-public offerings following approval of Proposal No. 1, as required by and in accordance with Nasdaq Marketplace Rule 5635(b);

3.

The election of the one Class III director to serve until the 2020 annual meeting and until a respective successor has been duly elected and qualified, or until such director’s earlier resignation, removal or death;

4.	The approval, on an advisory basis, of the 2017 compensation of the Company’s named executive officers;

5.	To recommend, in a non-binding vote, whether a shareholder vote to approve the compensation of the Company’s named executive officers should occur every one, two or three years;

6.	The approval of the Company’s 2018 Equity Incentive Plan, including the reservation of 10,000,000 shares of the Company’s common stock thereunder;

7.	The ratification of the appointment of RBSM, LLP, as the Company’s independent registered certified public accountant for the fiscal year ended December 31, 2017; and

8.	The approval of the Company to transact such other business as may be properly brought before the Annual Meeting and any adjournments thereof.

THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE ABOVE EIGHT PROPOSALS.

Pursuant to the provisions of the Company’s bylaws, the board of directors of the Company (the “Board”) has fixed the close of business on January 11, 2018 as the record date for determining the shareholders of the Company entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof. Accordingly, only shareholders of record at the close of business on the January 11, 2018 are entitled to notice of, and shall be entitled to vote at, the Annual Meeting or any postponement or adjournment thereof.

Please review in detail the attached notice and proxy statement for a more complete statement of matters to be considered at the Annual Meeting.

Your vote is very important to us regardless of the number of shares you own. Whether or not you are able to attend the Annual Meeting in person, please read the proxy statement and promptly vote your proxy via the internet, by telephone or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy in order to assure representation of your shares at the Annual Meeting. Granting a proxy will not limit your right to vote in person if you wish to attend the Annual Meeting and vote in person.

By Order of the Board of Directors:

/s/ Merrick D. Okamoto
Merrick D. Okamoto,
Chairman of the Board of Directors

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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

The 2017 annual meeting of shareholders (the “Annual Meeting”) of Marathon Patent Group, Inc. (the “Company”) will be held at the law offices of Sichenzia Ross Ference Kesner LLP, 1185 Avenue of the Americas, 37th Floor, New York, NY 10036, on February 6, 2018, beginning at 10:30 a.m. EST. At the Annual Meeting, the holders of the Company’s outstanding common stock will act on the following matters:

1.	The approval of the issuance of securities in one or more non-public offerings where the maximum discount at which securities will be offered will be equivalent to a discount of 25% below the market price of our common stock, as required by and in accordance with Nasdaq Marketplace Rule 5635(d);

2.

The approval of any change of control that could result from the potential issuance of securities in the non-public offerings following approval of Proposal No. 1, as required by and in accordance with Nasdaq Marketplace Rule 5635(b);

3.

The election of the one Class III director to serve until the 2020 annual meeting and until a respective successor has been duly elected and qualified, or until such director’s earlier resignation, removal or death;

4.	The approval, on an advisory basis, of the 2017 compensation of the Company’s named executive officers;

5.

To recommend, in a non-binding vote, whether a shareholder vote to approve the compensation of the Company’s named executive officers should occur every one, two or three years (“Say-on-Pay Frequency Vote”);

6.	The approval of the Company’s 2018 Equity Incentive Plan, including the reservation of 10,000,000 shares of the Company’s common stock thereunder;

7.	The ratification of the appointment of RBSM, LLP, as the Company’s independent registered certified public accountant for the fiscal year ended December 31, 2017; and

8.	The approval of the Company to transact such other business as may be properly brought before the Annual Meeting and any adjournments thereof.

Shareholders of record at the close of business on January 11, 2018 are entitled to notice of and to vote at the Annual Meeting and any postponements or adjournments thereof.

It is hoped you will be able to attend the Annual Meeting, but in any event, please vote according to the instructions on the enclosed proxy as promptly as possible. If you are able to be present at the Annual Meeting, you may revoke your proxy and vote in person.

Dated: January ___, 2018	By Order of the Board of Directors:

/s/ Merrick D. Okamoto
Merrick D. Okamoto,
Chairman of the Board of Directors

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TABLE OF CONTENTS

Page
ABOUT THE ANNUAL MEETING	5

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	9

DIRECTORS AND OFFICERS	10

EXECUTIVE COMPENSATION	16

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	18

REPORT OF AUDIT COMMITTEE	19

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	19

PROPOSAL NO. 1
APPROVAL OF ISSUANCE OF SECURITIES IN ONE OR MORE NON-PUBLIC OFFERINGS WHERE THE MAXIMUM DISCOUNT AT WHICH SECURITIES WILL BE OFFERED WILL BE EQUIVALENT TO A DISCOUNT OF 25% BELOW THE MARKET PRICE OF OUR COMMON STOCK, IN ACCORDANCE WITH NASDAQ MARKETPLACE RULE 5635(d)	21

PROPOSAL NO. 2
APPROVAL OF ANY CHANGE OF CONTROL THAT COULD RESULT FROM THE POTENTIAL ISSUANCE OF SECURITIES IN ONE OR MORE NON-PUBLIC OFFERINGS AS AUTHORIZED BY THE SHAREHOLDERS IN PROPOSAL NO. 1, IN ACCORDANCE WITH NASDAQ MARKETPLACE RULE 5635(b)	23

PROPOSAL NO. 3
THE ELECTION OF ONE CLASS III DIRECTOR	24

PROPOSAL NO. 4
ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS	25

PROPOSAL NO. 5
ADVISORY VOTE ON THE FREQUENCY OF THE SHAREHOLDERS’ SAY ON PAY	26

PROPOSAL NO. 6
APPROVAL OF THE COMPANY’S 2018 EQUITY INCENTIVE PLAN	27

PROPOSAL NO. 7
THE RATIFICATION OF THE APPOINTMENT OF RBSM LLP AS THE COMPANY’S INDEPENDENT REGISTERED CERTIFIED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2017	32

SHAREHOLDER PROPOSALS FOR THE 2018 MEETING	34

OTHER MATTERS	34

ANNUAL REPORT	34

APPENDIX A – 2018 EQUITY INCENTIVE PLAN	A-1

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MARATHON PATENT GROUP, INC.
11601 Wilshire Blvd., Ste. 500

Los Angeles, California 90025

ANNUAL MEETING OF SHAREHOLDERS
To Be Held February 6, 2018

PROXY STATEMENT

The Board of Directors of Marathon Patent Group, Inc. (the “Company”) is soliciting proxies from its shareholders to be used at the annual meeting of shareholders (the “Annual Meeting”) to be held at the law offices of Sichenzia Ross Ference Kesner LLP, 1185 Avenue of the Americas, 37th Floor, New York, NY 10036, on February 6, 2018, beginning at 10:30 a.m. EST, and at any postponements or adjournments thereof. This proxy statement contains information related to the Annual Meeting. This proxy statement and the accompanying form of proxy are first being sent to shareholders on or about January 12, 2018.

ABOUT THE ANNUAL MEETING

Why did I receive these materials?

Our Board of Directors (the “Board”) is soliciting proxies for the 2017 Annual Meeting. You are receiving a proxy statement because you owned shares of our common stock on January 11, 2018 (the “Record Date”) and that entitles you to vote at the meeting. By use of a proxy, you can vote whether or not you attend the meeting. This proxy statement describes the matters on which we would like you to vote and provides information on those matters so that you can make an informed decision.

What information is contained in this proxy statement?

The information in this proxy statement relates to the proposals to be voted on at the Annual Meeting, the voting process, our Board, the compensation of Directors and Executive Officers and other information that the Securities and Exchange Commission requires us to provide annually to our shareholders.

Who is entitled to vote at the meeting?

Holders of our voting capital stock as of the close of business on the Record Date will receive notice of, and be eligible to vote at, the Annual Meeting and at any adjournment or postponement of the Annual Meeting. At the close of business on the Record Date, we had outstanding and entitled to vote 14,277,781 shares of the Company’s common stock (“Common Stock”); one share of Series B Convertible Preferred Stock, convertible into 1 share of Common Stock (“Series B Preferred Stock”); and 5,480.65 shares of Series E Convertible Preferred Stock, convertible into 5,067,435 shares of Common Stock (“Series E Preferred Stock”), which vote is subject to the 4.99% beneficial ownership limitation.

How many votes do I have?

Each outstanding share of our common stock you owned as of the Record Date will be entitled to one vote for each matter considered at the meeting. There is no cumulative voting.

Who can attend the meeting?

Only persons with evidence of stock ownership as of the Record Date or who are invited guests of the Company may attend and be admitted to the Annual Meeting of the shareholders. Shareholders with evidence of stock ownership as of the record date may be accompanied by one guest. Photo identification may be required (a valid driver’s license, state identification or passport). If a shareholder’s shares are registered in the name of a broker, trust, bank or other nominee, the shareholder must bring a proxy or a letter from that broker, trust, bank or other nominee or their most recent brokerage account statement that confirms that the shareholder was a beneficial owner of shares of stock of the Company as of the Record Date. Since seating is limited, admission to the meeting will be on a first-come, first-served basis.

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Cameras (including cell phones with photographic capabilities), recording devices and other electronic devices will not be permitted at the meeting.

What constitutes a quorum?

The presence at the meeting, in person or by proxy, of the holders of a majority of the voting power of our capital stock issued and outstanding on the Record Date will constitute a quorum, permitting the conduct of business at the meeting. Proxies received but marked as abstentions or broker non-votes, if any, will be included in the calculation of the number of votes considered to be present at the meeting for purposes of a quorum.

How do I vote?

If you are a holder of record (that is, your shares are registered in your own name with our transfer agent), you can vote either in person at the Annual Meeting or by proxy without attending the Annual Meeting. We urge you to vote by proxy even if you plan to attend the Annual Meeting so that we will know as soon as possible that enough votes will be present for us to hold the meeting.

Each shareholder receiving proxy materials by mail may vote by proxy by using the accompanying proxy card. When you return a proxy card that is properly signed and completed, the shares represented by your proxy will be voted as you specify on the proxy card.

If you hold your shares in “street name,” you must either direct the bank, broker or other record holder of your shares as to how to vote your shares, or obtain a proxy from the bank, broker or other record holder to vote at the meeting. Please refer to the voter instruction cards used by your bank, broker or other record holder for specific instructions on methods of voting, including by telephone or by using the Internet.

Your shares will be voted as you indicate. If you return the proxy card but you do not indicate your voting preferences, then your shares will not be voted with respect to any proposal. The Board and management do not intend to present any matters at this time at the Annual Meeting other than those outlined in the notice of the Annual Meeting. Should any other matter requiring a vote of shareholders arise, shareholders returning the proxy card confer upon the individuals designated as proxy’s discretionary authority to vote the shares represented by such proxy on any such other matter in accordance with their best judgment.

Can I change my vote?

Yes. If you are a shareholder of record, you may revoke or change your vote at any time before the proxy is exercised by filing a notice of revocation with our Secretary or by mailing a proxy bearing a later date or by attending the Annual Meeting and voting in person. For shares you hold beneficially in “street name,” you may change your vote by submitting new voting instructions to your bank, broker, other record holder of your shares or other nominee or, if you have obtained a legal proxy from your bank, broker, other record holder of your shares or other nominee giving you the right to vote your shares, by attending the meeting and voting in person. In either case, the powers of the proxy holders will be suspended if you attend the meeting in person and so request, although attendance at the meeting will not by itself revoke a previously granted proxy.

Who is soliciting this proxy?

We are soliciting this proxy on behalf of our Board of Directors and will pay all expenses associated with this solicitation. In addition to mailing these proxy materials, certain of our officers and other employees may, without compensation other than their regular compensation, solicit proxies through further mailing or personal conversations, or by telephone, facsimile or other electronic means. We will also, upon request, reimburse brokers and other persons holding stock in their names, or in the names of nominees, for their reasonable out-of-pocket expenses for forwarding proxy materials to the beneficial owners of our stock and to obtain proxies.

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Will shareholders be asked to vote on any other matters?

To the knowledge of the Company and its management, shareholders will vote only on the matters described in this proxy statement. However, if any other matters properly come before the meeting, the persons named as proxies for shareholders will vote on those matters in the manner they consider appropriate.

What vote is required to approve each item?

Election of the Class III director requires a plurality of the votes cast at the Annual Meeting. The approval of (i) the issuance of securities in one or more non-public offerings where the maximum discount at which securities will be offered will be equivalent to a discount of 25% below the market price of our common stock, as required by and in accordance with Nasdaq Marketplace Rule 5635(d), (ii) any change of control that could result from the potential issuance of securities in the non-public offerings following approval of Proposal 1, as required by and in accordance with Nasdaq Marketplace Rule 5635(b), (iii) the advisory resolution on executive compensation, (iv) the Say-on-Pay Frequency Vote, (v) the adoption of the Company’s 2018 Equity Incentive Plan, including the reservation of 10,000,000 shares of our common stock thereunder, and (vi) the ratification of the appointment of RBSM, LLP (“RBSM”) requires the affirmative vote of a majority of the votes cast for these proposals.

How are votes counted?

With regard to the election of directors, votes may be cast in favor or withheld and votes that are withheld will be excluded entirely from the vote and will have no effect. You may not cumulate your votes for the election of directors.

For the other proposals that are deemed non-routine, you may vote “FOR,” “AGAINST” or “ABSTAIN.” Abstentions and broker non-votes will not be counted as votes cast either for or against any of the non-routine proposals being presented to shareholders and will have no impact on the result of the vote. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name, as defined below, on these non-routine proposals only if the brokerage firm has received voting instructions from their clients. Such broker non-votes will not be considered in determining the number of votes necessary for approval of these non-routine proposals and will have no effect on the outcome, although they will be counted towards determining whether a quorum exists.

If you hold your shares in “street name,” the Company has supplied copies of its proxy materials for its 2017 Annual Meeting to the broker, bank or other nominee holding your shares of record and they have the responsibility to send these proxy materials to you. Your broker, bank or other nominee that have not received voting instructions from their clients may not vote on any proposal other than the appointment of RBSM. These so-called “broker non-votes” will be included in the calculation of the number of votes considered to be present at the meeting for purposes of determining a quorum, but will not be considered in determining the number of votes necessary for approval of any of the proposals and will have no effect on the outcome of any of the proposals. Your broker, bank or other nominee is permitted to vote your shares on the appointment of RBSM as our independent auditor without receiving voting instructions from you.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a shareholder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please vote your shares applicable to each proxy card and voting instruction card that you receive.

How can I find out the Results of the Voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published in a Current Report on Form 8-K, which we will file within four business days of the Annual Meeting.

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Do I Have Dissenters’ Rights of Appraisal?

Under the Nevada Revised Statutes and our charter documents, holders of our common stock will not be entitled to statutory rights of appraisal, commonly referred to as dissenters’ rights or appraisal rights (i.e., the right to seek a judicial determination of the “fair value” of their shares and to compel the purchase of their shares for cash in that amount) with respect to the proposals contained herein.

What Interest Do Officers and Directors Have in Matters to Be Acted Upon?

No person who has been a director or executive officer of the Company at any time since the beginning of our fiscal year, and no associate of any of the foregoing persons, has any substantial interest, direct or indirect, in any matter to be acted upon, other than Proposal No. 3, the election of the nominee as a Class III director set forth herein.

Householding of Annual Disclosure Documents

The SEC previously adopted a rule concerning the delivery of annual disclosure documents. The rule allows us or brokers holding our shares on your behalf to send a single set of our annual report and proxy statement to any household at which two or more of our shareholders reside, if either we or the brokers believe that the shareholders are members of the same family. This practice, referred to as “householding,” benefits both shareholders and us. It reduces the volume of duplicate information received by you and helps to reduce our expenses. The rule applies to our annual reports, proxy statements and information statements. Once shareholders receive notice from their brokers or from us that communications to their addresses will be “householded,” the practice will continue until shareholders are otherwise notified or until they revoke their consent to the practice. Each shareholder will continue to receive a separate proxy card or voting instruction card.

Those shareholders who either (i) do not wish to participate in “householding” and would like to receive their own sets of our annual disclosure documents in future years or (ii) who share an address with another one of our shareholders and who would like to receive only a single set of our annual disclosure documents should follow the instructions described below:

●	shareholders whose shares are registered in their own name should contact our transfer agent, Equity Stock Transfer LLC, and inform them of their request by calling them at (212) 575-5757 or writing them at 237 W. 37th Street, Suite 601, New York, NY 10018.

●	shareholders whose shares are held by a broker or other nominee should contact such broker or other nominee directly and inform them of their request, shareholders should be sure to include their name, the name of their brokerage firm and their account number.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of our common stock as of January 11, 2018: (i) by each of our directors, (ii) by each of the Named Executive Officers, (iii) by all of our executive officers and directors as a group, and (iv) by each person or entity known by us to beneficially own more than five percent (5%) of any class of our outstanding shares. As of January 11, 2018, there were 14,277,781 shares of our common stock outstanding.

Amount and Nature of Beneficial Ownership as of January 11, 2018 (1)
Name and Address of Beneficial Owner(1)	Common Stock	Options	Warrants	Total	Percentage of Common Stock (%)
Officers and Directors
Doug Croxall (CEO)(2)	853,846	—	—	853,846	6.0%
Francis Knuettel II (Chief Financial Officer)(3)	50,000	122,500	—	172,500	1.2%
James Crawford (Chief Operating Officer)(4)	—	45,866	—	45,866	*
Edward Kovalik (Director)(5)	5,209	20,000	—	80,000	*
Christopher Robichaud (Director)(6)	5,209	5,000	—	20,000	*
David P. Lieberman (7)	5,209	—	—	—	*
Merrick D. Okamoto (8)	12,153	—	—	—	*
All Directors and Executive Officers (seven persons)	931,626	193,366	—	1,124,992	7.8%

* Less than 1%

(1)

In determining beneficial ownership of our common stock as of a given date, the number of shares shown includes shares of Common Stock which may be acquired on exercise of warrants or options or conversion of convertible securities within 60 days of January 11, 2018. In determining the percent of Common Stock owned by a person or entity on January 11, 2018, (a) the numerator is the number of shares of the class beneficially owned by such person or entity, including shares which may be acquired within 60 days on exercise of warrants or options and conversion of convertible securities, and (b) the denominator is the sum of (i) the total shares of Common Stock outstanding on January 11, 2018 and (ii) the total number of shares that the beneficial owner may acquire upon conversion of securities and upon exercise of the warrants and options, subject to limitations on conversion and exercise as more fully described below. Unless otherwise stated, each beneficial owner has sole power to vote and dispose of its shares and such person’s address is c/o Marathon Patent Group, Inc., 11601 Wilshire Blvd., Ste. 500, Los Angeles, CA 90025.

(2)	Shares of Common Stock are held by Croxall Family Revocable Trust, over which Mr. Croxall holds voting and dispositive power.

(3)	Represents options to purchase (i) 72,500 shares of Common Stock at an exercise price of $16.66 per share, (ii) 25,000 shares of Common Stock at an exercise price of $25.60 per share and (iii) 25,000 shares of Common Stock at an exercise price of $7.44 per share.

(4)	Represents options to purchase (i) 9,616 shares of Common Stock at an exercise price of $9.88 per share, (ii) 7,500 shares of Common Stock at an exercise price of $16.66 per share, (iii) 20,000 shares of Common Stock at an exercise price of $25.60 per share and (iv) 8,750 shares of Common Stock at an exercise price of $7.44 per share.

(5)	Represents vested shares of restricted Common Stock and options to purchase (i) 5,000 shares of Common Stock at an exercise price of $13.18 per share, (ii) 5,000 shares of Common Stock at an exercise price of $29.78 per share, (iii) 5,000 shares of Common Stock at an exercise price of $8.12 per share and (iv) 5,000 shares of Common Stock at an exercise price of $9.64 per share.

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(6)	Represents vested shares of restricted Common Stock and an option to purchase 5,000 shares of Common Stock at an exercise price of $9.64 per share.

(7)	Represents vested shares of restricted Common Stock.

(8)	Represents vested shares of restricted Common Stock.

DIRECTORS AND OFFICERS

Set forth below is certain information regarding our directors and executive officers. Our Board is comprised of four directors, and is divided among three classes, Class I, Class II and Class III. Class I directors will serve until the 2018 annual meeting of shareholders and until their respective successors have been duly elected and qualified, or until such director’s earlier resignation, removal or death. The Class II director will serve until the 2019 annual meeting of shareholders and until his respective successor has been duly elected and qualified, or until such director’s earlier resignation, removal or death. The Class III director will serve until the 2020 annual meeting of shareholders and until his respective successor has been duly elected and qualified, or until such director’s earlier resignation, removal or death. All officers serve at the pleasure of the Board.

The following table presents information with respect to our current senior officers and directors:

Name and Address	Age	Date First Elected or Appointed	Position(s)
Francis Knuettel II	51	May 15, 2014	Chief Financial Officer
James Crawford	42	March 1, 2013	Chief Operating Officer
Edward Kovalik	43	April 15, 2014	Class I Director
David P. Lieberman	73	August 13, 2017	Class I Director
Merrick D. Okamoto	57	August 13, 2017	Interim Chief Executive Officer and Chairman of the Board of Directors (Class I)
Christopher Robichaud	50	September 28, 2016	Class II Director

Background of officers and directors

The following is a brief account of the education and business experience during at least the past five years of our officers and directors, indicating each person’s principal occupation during that period, and the name and principal business of the organization in which such occupation and employment were carried out.

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Francis Knuettel II—Chief Financial Officer

Prior to joining the Company, Mr. Francis Knuettel, II, age 51, was Managing Director and CFO for Greyhound IP LLC, an investor in patent litigation expenses for patents enforced by small firms and individual inventors. From 2007 through 2013, Mr. Knuettel served as the Chief Financial Officer of IP Commerce, Inc., a cloud-based operator of an electronic payment platform and from 2005 through 2007, Mr. Knuettel served as the CFO of InfoSearch Media, Inc., a publicly traded company in the internet marketing space. From 2000 through 2004, Mr. Knuettel was at Internet Machines Corporation, a fables semiconductor company located in Los Angeles, where he served on the Board of Directors and held several positions, including Chief Executive Officer and Chief Financial Officer. Additionally, from 2008 through 2011, Mr. Knuettel was a member of the Board of Directors and Chairman of the Audit Committee for Firepond, Inc., a publicly traded producer of CPQ software systems and from 2015 through 2017, Mr. Knuettel was on the Board of Directors of Spindle Inc., a publicly traded provider of unified commerce solutions for electronic payments. Mr. Knuettel received his BA with honors in Economics from Tufts University and holds an MBA in Finance and Entrepreneurial Management from The Wharton School at the University of Pennsylvania.

James Crawford—Chief Operating Officer

Mr. James Crawford, age 42, was a founding member of Kino Interactive, LLC, and of AudioEye, Inc. Mr. Crawford’s experience as an entrepreneur spans the entire life cycle of companies from start-up capital to compliance officer and director of reporting public companies. Prior to his involvement as Chief Operating Officer of the Company, Mr. Crawford served as a director and officer of Augme Technologies, Inc. beginning March 2006, and assisted the company in maneuvering through the initial challenges of acquisitions executed by the company through 2011 that established the company as a leading mobile marketing company in the United States. Mr. Crawford is experienced in public company finance and compliance functions. He has extensive experience in the area of intellectual property creation, management and licensing. Mr. Crawford also served on the board of directors Modavox and Augme Technologies, and as founder and managing member of Kino Digital, Kino Communications, and Kino Interactive.

Edward Kovalik—Director

Mr. Edward Kovalik, age 43, is the Chief Executive Officer and Managing Partner of KLR Group, which he co-founded in 2012. KLR Group is an investment bank specializing in the Energy sector. Mr. Kovalik manages the firm and focuses on structuring customized financing solutions for the firm’s clients. He has over 16 years of experience in the financial services industry. Prior to founding KLR, Mr. Kovalik was Head of Capital Markets at Rodman & Renshaw, and headed Rodman’s Energy Investment Banking team. Prior to Rodman, from 1999 to 2002, Mr. Kovalik was a Vice President at Ladenburg Thalmann & Co, where he focused on private placement transactions for public companies. Mr. Kovalik serves as a director on the board of River Bend Oil and Gas.

David P. Lieberman – Director

Mr. David Lieberman, age 73, is a seasoned business executive with over 40 years of financial experience beginning with five years as an accountant with Price Waterhouse. He has extensive experience as a senior operational and financial executive serving both multiple public and non-public companies. Mr. Lieberman currently serves as the President of Cobra International and Lieberman Financial Consulting where he acts as administrator for several investment groups. Previously he served as CFO and Director for MEDL Mobile Holdings, Inc., and CFO and Director of Datascension, Inc., a telephone market research company that provides both outbound and inbound services to corporate customers, since January 2008 and a director of that company since 2006. From 2006 to 2007, he served as Chief Financial Officer of Dalrada Financial Corporation, a publicly traded payroll processing company based in San Diego. From 2003 to 2006, he was the Chief Financial Officer for John Goyak & Associates, Inc., a Las Vegas-based aerospace consulting firm. Mr. Lieberman attended the University of Cincinnati, where he received his B.A. in Business, and is a licensed CPA in the State of California.

Merrick D. Okamoto - Interim Chief Executive Officer and Chairman of the Board of Directors

Mr. Merrick D. Okamoto, age 57, serves as acting Chairman of the Board and as a director of the Company since August 2017. Mr. Okamoto also serves as the President at Viking Asset Management, LLC (“Viking”) which he co-founded in 2002. He is responsible for research, due diligence and structuring potential investment opportunities for the Longview Family of Funds. Mr. Okamoto has been instrumental in providing capital to over 200 private and public companies and he is responsible for Viking’s trading operations.  He served as the Chairman of Optex Systems Holdings, Inc., from January 2013 to November 2014, and as its director from March 2009 to November 2014. He currently serves as an Executive Director at Embark Corporation. Prior to Viking, Mr. Okamoto co-founded TradePortal.com, Inc., in 1999 (“TradePortal”) and served as its President until 2001. He was instrumental in developing the proprietary Trade Matrix software platform offered by TradePortal Securities. Mr. Okamoto’s negotiations were key in selling a minority stake in TradePortal to Thomson Financial. Prior to TradePortal, Mr. Okamoto had been employed in the securities industry since 1983. He served as Vice President at Shearson Lehman Brothers, Prudential Securities and Paine Webber. Mr. Okamoto founded First Stage Capital, Inc. in 1996, which advises Public and Private Companies on business matters. Mr. Okamoto is widely recognized as an advanced securities trader specializing in short-term trading with sector momentum and has extensive experience in technical market analysis techniques. From 1987 to 1990, Mr. Okamoto hosted the television program, The Income Report. He has been featured as a guest speaker on CNN and the McNeil/Lehrer Report.

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Christopher Robichaud — Director

Mr. Christopher Robichaud, age 50, has served as Chief Executive Officer of PMK•BNC, a communications, marketing and consulting agency since January 2010. In addition to managing teams in Los Angeles, New York and London, he advises clients across the globe on how to apply the “Science of Popular Culture” to build audiences, create fans, and ultimately engage with consumers in today’s ever-changing world and recently created and leads the agency’s global consulting unit, which helps companies better understand today’s changing landscape worldwide branding landscape. Prior to serving as CEO of PMK•BNC, Mr. Robichaud was the President and COO of BNC from September 1990 through December 2009.

Board Composition

Directors currently are elected to the class and for the terms as provided in Proposal No. 1 or until the earlier of their death, resignation, removal or until their successors have been duly elected and qualified. There are no family relationships among our Directors. Our bylaws provide that the number of members of our Board may be changed from time to time by resolutions adopted by the Board and/or the shareholders. Our Board currently consists of four members.

Term of Office

Our Board is comprised of four directors, and is divided among three classes, Class I, Class II and Class III. Class I directors will serve until the 2018 annual meeting of shareholders and until their respective successors have been duly elected and qualified, or until such director’s earlier resignation, removal or death. The Class II director will serve until the 2019 annual meeting of shareholders and until his respective successor has been duly elected and qualified, or until such director’s earlier resignation, removal or death. The Class III director, once elected at this Annual Meeting, will serve until the 2020 annual meeting of shareholders and until his respective successor has been duly elected and qualified, or until such director’s earlier resignation, removal or death. All officers serve at the pleasure of the Board.

Directorships

Except as otherwise reported above, none of our directors held directorships in other reporting companies and registered investment companies at any time during the past five years.

Involvement in Certain Legal Proceedings

During the past ten years, none of our officers, directors, promoters or control persons has been:

(a)	convicted in a criminal proceeding or is subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);
(b)	subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction or any Federal or State authority, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities;
(c)	found by a court of competent jurisdiction (in a civil action), the Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law;

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(d)	the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of (a) any Federal or State securities or commodities law or regulation; (b) any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or (c) any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or
(e)

the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (15 U.S.C. 78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Board Leadership Structure

Our Board does not have a policy on whether the same person should serve as both the Chief Executive Officer and Chairman of the Board or, if the roles are separate, whether the Chairman should be selected from the non-employee directors or should be an employee. Our Board believes that it should have the flexibility to periodically determine the leadership structure that it believes is best for the Company.

Board Role in Risk Oversight

Risk is inherent with every business and we face a number of risks. Management is responsible for the day-to-day management of risks we face, while our Board is responsible for overseeing our management and operations, including overseeing its risk assessment and risk management functions.

Number of Meetings of the Board of Directors and Committees

During 2016, the Board held three meetings, the Audit Committee held four meetings, the Compensation Committee held three meetings and the Nominating and Corporate Governance Committee held two meetings. Directors are expected to attend Board and Committee meetings and to spend time needed to meet as frequently as necessary to properly discharge their responsibilities. Each active director attended at least 75% of the aggregate number of meetings of the Board during 2016.

Attendance at Annual Meetings of the Shareholders

The Company has no policy requiring Directors and Director Nominees to attend its Annual Meeting of shareholders; however, all Directors and Director Nominees are encouraged to attend.

Director Independence

Mr. Edward Kovalik, Mr. Christopher Robichaud and Mr. David P. Lieberman are “independent” directors based on the definition of independence in the listing standards of The NASDAQ Stock Market LLC (“NASDAQ”).

Shareholder Communications

Shareholders may send communications to the Company’s directors as a group or individually, by writing to those individuals or the group: c/o the Chief Executive Officer c/o Marathon Patent Group, Inc., 11601 Wilshire Blvd., Ste. 500, Los Angeles, California 90025. The Chief Executive Officer will review all correspondence received and will forward all correspondence that is relevant to the duties and responsibilities of the Board or the business of the Company to the intended director(s). Examples of inappropriate communication include business solicitations, advertising and communication that is frivolous in nature, relates to routine business matters (such as product inquiries, complaints or suggestions), or raises grievances that are personal to the person submitting the communication. Upon request, any director may review communication that is not forwarded to the directors pursuant to this policy.

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Committees of the Board of Directors

Our Board of Directors has established three standing committees: an audit committee, a nominating and corporate governance committee and a compensation committee, which are described below. Members of these committees are elected annually at the regular board meeting held in conjunction with the annual shareholders’ meeting. The charter of each committee is available on our website at http://www.marathonpg.com/.

Audit Committee

The Audit Committee members are currently Mr. David P. Lieberman, Mr. Edward Kovalik and Mr. Christopher Robichaud, with Mr. David P. Lieberman as Chairman. The Committee has authority to review our financial records, deal with our independent auditors, recommend to the Board policies with respect to financial reporting, and investigate all aspects of our business. All of the members of the Audit Committee currently satisfy the independence requirements and other established criteria of NASDAQ.

The Audit Committee Charter is available on the Company’s website at http://www.marathonpg.com/. The Audit Committee has sole authority for the appointment, compensation and oversight of the work of our independent registered public accounting firm, and responsibility for reviewing and discussing with management and our independent registered public accounting firm our audited consolidated financial statements included in our Annual Report on Form 10-K, our interim financial statements and our earnings press releases. The Audit Committee also reviews the independence and quality control procedures of our independent registered public accounting firm, reviews management’s assessment of the effectiveness of internal controls, discusses with management the Company’s policies with respect to risk assessment and risk management and will review the adequacy of the Audit Committee charter on an annual basis.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee members are currently Mr. David P. Lieberman and Mr. Christopher Robichaud, with Mr. Christopher Robichaud as Chairman. The Nominating and Corporate Governance Committee has the following responsibilities: (a) setting qualification standards for director nominees; (b) identifying, considering and nominating candidates for membership on the Board; (c) developing, recommending and evaluating corporate governance standards and a code of business conduct and ethics applicable to the Company; (d) implementing and overseeing a process for evaluating the Board, Board committees (including the Committee) and overseeing the Board’s evaluation of the Chairman and Chief Executive Officer of the Company; (e) making recommendations regarding the structure and composition of the Board and Board committees; (f) advising the Board on corporate governance matters and any related matters required by the federal securities laws; and (g) assisting the Board in identifying individuals qualified to become Board members; recommending to the Board the director nominees for the next annual meeting of shareholders; and recommending to the Board director nominees to fill vacancies on the Board.

The Nominating and Governance Committee Charter is available on the Company’s website at http://www.marathonpg.com/. The Nominating and Governance Committee determines the qualifications, qualities, skills, and other expertise required to be a director and to develop, and recommend to the Board for its approval, criteria to be considered in selecting nominees for director (the “Director Criteria”); identifies and screens individuals qualified to become members of the Board, consistent with the Director Criteria. The Nominating and Governance Committee considers any director candidates recommended by the Company’s shareholders pursuant to the procedures described in the Company’s proxy statement, and any nominations of director candidates validly made by shareholders in accordance with applicable laws, rules and regulations and the provisions of the Company’s charter documents. The Nominating and Governance Committee makes recommendations to the Board regarding the selection and approval of the nominees for director to be submitted to a shareholder vote at the Annual Meeting of shareholders, subject to approval by the Board.

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Compensation Committee

The Compensation Committee oversees our executive compensation and recommends various incentives for key employees to encourage and reward increased corporate financial performance, productivity and innovation. Its members are currently Mr. David P. Lieberman and Mr. Edward Kovalik with Mr. Edward Kovalik as Chairman. All of the members of the Compensation Committee currently satisfy the independence requirements and other established criteria of NASDAQ.

The Compensation Committee Charter is available on the Company’s website at http://www.marathonpg.com/. The Compensation Committee is responsible for: (a) assisting our Board in fulfilling its fiduciary duties with respect to the oversight of the Company’s compensation plans, policies and programs, including assessing our overall compensation structure, reviewing all executive compensation programs, incentive compensation plans and equity-based plans, and determining executive compensation; and (b) reviewing the adequacy of the Compensation Committee charter on an annual basis. The Compensation Committee, among other things, reviews and approves the Company’s goals and objectives relevant to the compensation of the Chief Executive Officer, evaluate the Chief Executive Officer’s performance with respect to such goals, and set the Chief Executive Officer’s compensation level based on such evaluation. The Compensation Committee also considers the Chief Executive Officer’s recommendations with respect to other executive officers and evaluates the Company’s performance both in terms of current achievements and significant initiatives with long-term implications. It assesses the contributions of individual executives and recommend to the Board levels of salary and incentive compensation payable to executive officers of the Company; compares compensation levels with those of other leading companies in similar or related industries; reviews financial, human resources and succession planning within the Company; recommend to the Board the establishment and administration of incentive compensation plans and programs and employee benefit plans and programs; recommends to the Board the payment of additional year-end contributions by the Company under certain of its retirement plans; grants stock incentives to key employees of the Company and administer the Company’s stock incentive plans; and reviews and recommends for Board approval compensation packages for new corporate officers and termination packages for corporate officers as requested by management.

COMPENSATION COMMITTEE REPORT OF EXECUTIVE COMPENSATION

The Compensation Committee has reviewed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K and discussed that analysis with management. Based on its review and discussions with management, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference into the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2016. This report is provided by the following independent directors, who currently comprise the Compensation Committee:

Edward Kovalik (Chair)
David P. Lieberman

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EXECUTIVE COMPENSATION

The following summary compensation table sets forth information concerning compensation for services rendered in all capacities during 2016 and 2015 awarded to, earned by or paid to our executive officers. The value attributable to any Option Awards and Stock Awards reflects the grant date fair values of stock awards calculated in accordance with FASB Accounting Standards Codification Topic 718.

Name and Principal Position	Year	Salary	Bonus Awards	Stock Awards	Option Awards	Non-Equity Plan Compensation	Nonqualified Deferred Earnings	All Other Compensation	Total
		($)	($)	($)	($)	($)	($)	($)	($)

Doug Croxall (1)	2016	511,210	509,000	—	—	—	—	—	1,020,210
CEO and Chairman	2015	496,200	575,000	—	137,095	—	—	—	1,208,295
Francis Knuettel II	2016	250,000	185,000	—	—	—	—	—	435,000
CFO & Secretary	2015	250,000	215,000	—	91,396	—	—	—	556,396
James Crawford	2016	184,290	50,000	—	—	—	—	—	234,290
COO	2015	185,002	18,700	—	31,989	—	—	—	235,691
Enrique Sanchez (2)	2016	183,196	—	—	—	—	—	—	183,196
IP Counsel & SVP of Licensing	2015	220,833	25,000	—	45,698	—	—	—	291,531
Umesh Jani (3)	2016	225,000	—	—	—	—	—	—	225,000
CTO, SVP of Licensing	2015	225,000	43,500	—	45,698	—	—	—	314,198
David Liu (4)	2016	114,583	—	—	198,105	—	—	—	312,688
CTO	2015	—	—	—	—	—	—	—	—
Erich Spangenberg (5)	2016	150,000	200,000	—	357,264	—	—	—	707,264
Dir. of Acquisitions & Licensing	2015	—	—	—	—	—	—	—	—
Richard Chernicoff (6)	2016	120,000	—	—	—	—	—	—	120,000
Interim General Counsel	2015	255,500	12,500	—	709,492	—	—	—	977,492

(1) Doug Croxall was appointed as the Chief Executive Officer of the Company on November 14, 2012 and his employment with the Company terminated on December 31, 2017.

(2) Enrique Sanchez was appointed as the Senior Vice President of Licensing of the Company on November 3, 2014 and his employment with the Company terminated on September 22, 2016.

(3) Umesh Jani was appointed as the Chief Technology Officer and SVP of Licensing of the Company on October 31, 2014 and his employment with the Company terminated on January 31, 2017.

(4) David Liu was appointed as the Chief Technology Officer of the Company on July 18, 2016 and his employment with the Company was terminated on March 15, 2017.

(5) Erich Spangenberg was appointed as the Director of Acquisitions and Licensing on May 11, 2016. On August 3, 2017, the Company and Mr. Spangenberg terminated the employment agreement and as a result, Mr. Spangenberg is no longer an officer of the Company.

(6) Richard Chernicoff was appointed as the Interim General Counsel on April 7, 2015, in addition to his responsibilities as a Director, and his appointment as Interim General Counsel was terminated on July 31, 2016.

Employment Agreements

On November 1, 2017, the Company entered into certain agreements with Doug Croxall amending the prior Retention Agreement dated August 22, 2017 as amended September 29, 2017 that may result in the receipt of cash severance payments and other benefits with a total value of approximately $565,000 (excluding the value of any accelerated vesting of stock options and stock issuances) following the effective time of the merger (the “Merger”) with Global Bit Ventures, Inc., a Nevada company (“GBV”), of which payments $347,500 has been paid and $217,500 is payable at the effective time of the Merger, ongoing salary in the amount of $30,000 per month through December 31, 2017, the date on which his resignation becomes effective, and to not sell any shares of Common Stock until 10 days following a change of control of the Company. In addition, Mr. Croxall has the right to vesting of 700,000 shares, after giving effect to the transfer of 50,000 shares of Common Stock to Francis Knuettel II.

On August 30, 2017, the Company entered into a Retention Agreement with Francis Knuettel II, the Company’s Chief Financial Officer (the “Knuettel Retention Agreement”), pursuant to which the existing employment agreement between Mr. Knuettel and the Company was terminated. Pursuant to the Knuettel Retention Agreement, Mr. Knuettel shall continue to serve as Chief Financial Officer through March 31, 2017 or as otherwise determined in accordance with the Knuettel Retention Agreement. Pursuant to the Knuettel Retention Agreement, Mr. Knuettel shall be entitled to receive: (i) a monthly consulting fee in the amount of $15,000 for a period of six (6) months commencing on October 1, 2017, (ii) 50,000 shares of restricted Common Stock, which was subject to shareholder approval of the Company’s 2017 Equity Incentive Plan, and (iii) medical and other insurance benefits through the end of March 2018. Mr. Knuettel also received 50,000 shares of restricted Common Stock from Mr. Croxall pursuant to the grant he was provided upon entering into the Knuettel Retention Agreement.

On August 30, 2017, the Company entered into a revised employment Agreement with James Crawford, the Company’s Chief Operating Officer (the “Crawford Agreement”), pursuant to which (a) the employment agreements between Mr. Crawford and the Company were terminated and of no further force and effect, and Mr. Crawford is no longer entitled to any payment relating to severance, change of control of the Company or termination pay from the Company, and (b) Mr. Crawford shall continue to serve as the Chief Operating Officer until such time as provided in the Crawford Agreement. In consideration for the foregoing, pursuant to the Crawford Agreement, Mr. Crawford shall receive from the Company monthly compensation in the amount of $7,500.

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On August 31, 2017, the Company and Erich Spangenberg entered into a Consulting Termination and Release Agreement (the “Termination Agreement”), pursuant to which the consulting agreement dated as of August 3, 2017, by and between Mr. Spangenberg and the Company was terminated and of no further force and effect, and Mr. Spangenberg is no longer entitled to any compensation from the Company. In consideration for the foregoing, the Company entered into a new Consulting Agreement on August 31, 2017, with Page Innovations, LLC (“Page”), an entity designated by Mr. Spangenberg, whereby Mr. Spangenberg shall provide advice and consulting services to the Company, as an independent contractor, with respect to the business of the Company as may be requested by the Company from time to time, not to exceed one (1) hour per day or ten (10) hours in any calendar month, for which, Page will be granted 25,000 shares of restricted Common Stock.

Directors’ Compensation

The following summary compensation table sets forth information concerning compensation for services rendered in all capacities during 2016 and 2015 awarded to, earned by or paid to our directors. The value attributable to any Warrant Awards reflects the grant date fair values of stock awards calculated in accordance with FASB Accounting Standards Codification Topic 718.

	Fees Earned or paid in cash	Stock awards	Option awards	Non-equity incentive plan compensation	Non-qualified deferred compensation earnings	All other compensation	Total
Name	($)	($)	($)	($)	($)	($)	($)
Richard Chernicoff (1)
2016	40,250	—	20,864	—	—	—	61,114
2015	20,923	—	60,742	—	—	—	81,665
Edward Kovalik
2016	47,250	—	20,864	—	—	—	68,114
2015	—	—	18,060	—	—	—	18,060
William Rosellini (2)
2016	38,205	—	—	—	—	—	38,205
2015	53,125	—	18,060	—	—	—	71,185
Richard Tyler (1)
2016	44,125	—	20,864	—	—	—	64,989
2015	23,270	—	55,868	—	—	—	79,138
Christopher Robichaud (3)
2016	10,250	—	20,864	—	—	—	31,114
2015	—	—	—	—	—	—	—

(1)	The Board accepted the resignations of Mr. Richard Tyler and Mr. Richard Chernicoff, effective August 13, 2017. On such date, Mr. Merrick D. Okamoto and Mr. David P. Lieberman were appointed to the Board to fill in the two vacancies as a result of Mr. Chernicoff’s and Mr. Tyler’s resignations.

(2)	Mr. William Rosellini elected not to continue serving on the Board and his term ended with the annual shareholders meeting held on September 28, 2016.

(3)	Mr. Christopher Robichaud was elected to the Board at the annual shareholders meeting held on September 28, 2016, filling the seat vacated by Mr. Rosellini.

Grants of Plan Based Awards and Outstanding Equity Awards at Fiscal Year-End

On August 1, 2012, our Board of Directors and shareholders adopted the 2012 Equity Incentive Plan, pursuant to which 1,538,462 shares of our common stock are reserved for issuance as awards to employees, directors, consultants, advisors and other service providers, after giving effect to the 4-for-1 reverse stock split on October 31, 2017.

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On September 16, 2014, our Board of Directors adopted the 2014 Equity Incentive Plan (the “2014 Plan”), and on July 31, 2015, the shareholders approved the 2014 Plan at the Company’s annual meeting. The 2014 Plan authorizes the Company to grant stock options, restricted stock, preferred stock, other stock based awards, and performance awards to purchase up to 500,000 shares of Common Stock. Awards may be granted to the Company’s directors, officers, consultants, advisors and employees. Unless earlier terminated by the Board, the 2014 Plan will terminate, and no further awards may be granted, after September 16, 2024. As of January 11, 2018, the following sets forth the option and stock awards to officers of the Company.

	Option Awards					Stock awards
	Number of securities underlying unexercised options (1) (#)	Number of securities underlying unexercised options (#)	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option exercise price	Option expiration	Number of shares of units of stock that have not vested	Market value of shares of units of stock that have not vested	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested
	exercisable	unexercisable	unexercisable	($)	date	(#)	($)	(#)	($)
James Crawford	9,616	-	-	$9.88	06/19/18	-	-	-	-
James Crawford	7,500	-	-	$16.66	05/14/24	-	-	-	-
James Crawford	20,000	-	-	$25.60	10/31/24	-	-	-	-
James Crawford	8,750	-	-	$7.44	10/14/25	-	-	-	-
Francis Knuettel II	72,500	-	-	$16.66	05/14/24	-	-	-	-
Francis Knuettel II	25,000	-	-	$25.60	10/31/24	-	-	-	-
Francis Knuettel II	25,000	-	-	$7.44	10/14/25	-	-	-	-

Compensation Committee Interlocks and Insider Participation

None of our executive officers serves as a member of the Board or compensation committee of any other entity that has one or more of its executive officers serving as a member of our Board.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC. These persons are required by regulation to furnish us with copies of all Section 16(a) reports that they file. Based on our review of the copies of these reports received by us, or written representations from the reporting persons that no other reports were required, we believe that, during fiscal year 2016, all filing requirements applicable to our current officers, directors and greater than 10% beneficial owners were complied with.

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REPORT OF AUDIT COMMITTEE

The current members of the Audit Committee are Mr. Edward Kovalik, Mr. David P. Lieberman and Mr. Christopher Robichaud, with Mr. David P. Lieberman as Chairman.

The Audit Committee of the Board, which consists entirely of directors who meet the required independence and experience requirements of Rule 10A-3 promulgated under the Securities Exchange Act of 1934, as amended, and the rules of the Nasdaq Stock Market, has furnished the following report:

The Audit Committee assists the Board in overseeing and monitoring the integrity of the Company’s financial reporting process, its compliance with legal and regulatory requirements and the quality of its internal and external audit processes. The role and responsibilities of the Audit Committee are set forth in a written charter adopted by the Board, which is available on our website at www.marathonpg.com. The Audit Committee is responsible for the appointment, oversight and compensation of our independent public accountant. The Audit Committee reviews with management and our independent public accountant our annual financial statements on Form 10-K and our quarterly financial statements on Forms 10-Q. In fulfilling its responsibilities for the financial statements for fiscal year 2016, the Audit Committee took the following actions:

●	reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2016 with management and our independent public accountant;

●	discussed with our independent public accountant the matters required to be discussed in accordance with the rules set forth by the Public Company Accounting Oversight Board (“PCAOB”), relating to the conduct of the audit; and

●	received written disclosures and the letter from our independent public accountant regarding its independence as required by applicable requirements of the PCAOB regarding the accountant’s communications with the Audit Committee and the Audit Committee further discussed with the accountant its independence. The Audit Committee also considered the status of pending litigation, taxation matters and other areas of oversight relating to the financial reporting and audit process that the Audit Committee determined appropriate.

Based on the Audit Committee’s review of the audited financial statements and discussions with management and our independent public accountant, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2016 for filing with the SEC.

THE AUDIT COMMITTEE:

David P. Lieberman (Chair)

Edward Kovalik

Christopher Robichaud

The foregoing Audit Committee Report does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any other filing of our company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except to the extent we specifically incorporate this Audit Committee Report by reference therein.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On December 29, 2017, the Board appointed Merrick D. Okamoto to serve as interim Chief Executive Officer of the Company, effective January 1, 2018, which term shall not exceed one-year, until the Company engages a replacement Chief Executive Officer. In consideration of his services, Mr. Okamoto shall receive a monthly base salary in the amount of $17,500.

On November 1, 2017, the Company and Doug Croxall entered into an amendment (“Retention Amendment”) to Retention Agreement dated August 22, 2017, as amended and restated on August 30, 2017 (the “Retention Agreement”), whereby his tenure as Chief Executive Officer of the Company would be extended through and until December 31, 2017. Pursuant to the Retention Amendment, Mr. Croxall’s monthly base compensation was adjusted to $30,000 per month through December 31, 2017 and upon execution of an Agreement and Plan of Merger by and between the Company and Global Bit Ventures, Inc. (“GBV”) dated as of November 1, 2017 (the “Merger”), fifty (50%) percent of the remaining retention bonus, in the amount of $187,500, would be immediately paid to Mr. Croxall, with the remainder to be paid upon close of the Merger. In addition, the Company and Mr. Croxall entered into a Voting and Standstill Agreement on November 1, 2017 whereby Mr. Croxall agreed to vote all of the shares he either directly or beneficially owns at the recommendation of the Board and to not sell any shares until ten (10) days after a change of control as defined in the Retention Agreement.

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On September 29, 2017, pursuant to the Retention Agreement with Mr. Croxall, the Company executed an Irrevocable Stock Power to transfer and assign one hundred (100%) percent of its beneficial ownership of the shares of common stock of 3D Nanocolor Corp. to Mr. Croxall.

On September 7, 2017, the Company entered into a Lock-up Agreement with Mr. Croxall (the “Lock-up Agreement”). The Lock-Up Agreement also amends the Amended and Restated Retention Agreement, dated August 30, 2017, by and between the Company and Mr. Croxall (the “Amended and Restated Agreement”, and together with the Lock-up Agreement, the “Croxall Agreements”). Under the Croxall Agreements, 700,000 restricted shares of Common Stock issuable to Mr. Croxall in connection with their respective agreements also become subject to a lock-up provision pursuant to the terms and subject to the conditions set forth in the Croxall Agreements.

On September 1, 2017, the Company entered into a Share Purchase Agreement (the “Purchase Agreement”) whereby a wholly-owned subsidiary of the Company, Marathon Group, S.A. (“Marathon SA”), sold its shares of Munitech IP S.a.r.l. (“Munitech”) to GPat Technologies, LLC (“GPat”). Pursuant to the Purchase Agreement, Marathon SA transferred the shares to GPat and the Company paid GPat $25,000, in return for which, GPat acquired all the shares of Munitech, along with all assets and liabilities of Munitech.

On August 31, 2017, the Company entered into an AP Settlement Agreement with Medtronics, Inc. pursuant to which the Company settled its outstanding invoices with Medtronics, Inc. in the aggregate amount of $600,000 in exchange for a payment of $220,000.

On August 31, 2017, the Company and Erich Spangenberg entered into a Consulting Termination and Release Agreement (the “Termination Agreement”), pursuant to which the consulting agreement dated as of August 3, 2017, by and between Mr. Spangenberg and the Company was terminated and of no further force and effect, and Mr. Spangenberg is no longer entitled to any compensation from the Company. In consideration for the foregoing, the Company entered into a new Consulting Agreement on August 31, 2017, with Page Innovations, LLC (“Page”), an entity designated by Mr. Spangenberg, whereby Mr. Spangenberg shall provide advice and consulting services to the Company, as an independent contractor, with respect to the business of the Company as may be requested by the Company from time to time, not to exceed one (1) hour per day or ten (10) hours in any calendar month, for which, Page will be granted 100,000 shares of restricted Common Stock.

On August 30, 2017, the Company entered into a revised employment Agreement with James Crawford, the Company’s Chief Operating Officer (the “Crawford Agreement”), pursuant to which (a) the employment agreements between Mr. Crawford and the Company were terminated and of no further force and effect, and Mr. Crawford is no longer entitled to any payment relating to severance, change of control of the Company or termination pay from the Company, and (b) Mr. Crawford shall continue to serve as the Chief Operating Officer until such time as provided in the Crawford Agreement. In consideration for the foregoing, pursuant to the Crawford Agreement, Mr. Crawford shall receive from the Company monthly compensation in the amount of $7,500.

On August 30, 2017, the Company entered into a Retention Agreement with Francis Knuettel II, the Company’s Chief Financial Officer (the “Knuettel Retention Agreement”), pursuant to which the existing employment agreement between Mr. Knuettel and the Company was terminated. Pursuant to the Knuettel Retention Agreement, Mr. Knuettel shall continue to serve as Chief Financial Officer until such time as provided in the Knuettel Retention Agreement through March 31, 2017, unless earlier terminated in accordance with the Knuettel Retention Agreement. Pursuant to the Knuettel Retention Agreement, Mr. Knuettel shall be entitled to receive: (i) a monthly consulting fee in the amount of $15,000 for a period of six (6) months commencing on October 1, 2017, (ii) 200,000 shares of restricted Common Stock, which was subject to shareholder approval of the Company’s 2017 Equity Incentive Plan, and (iii) medical and other insurance benefits through the end of March 2018.

Other than disclosed herein, there were no transactions during the year ended December 31, 2016 or any currently proposed transactions, in which the Company was or is to be a participant and the amount involved exceeds $120,000, and in which any related person had or will have a direct or indirect material interest.

Review, Approval or Ratification of Transactions with Related Persons

We have not adopted written policies and procedures specifically for related person transactions. Our Board is responsible for approving all related party transactions. The independent directors that are on our Board are responsible to approve all related party transactions that involve Mr. Okamoto, if any.

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PROPOSAL NO. 1

APPROVAL OF ISSUANCE OF SECURITIES IN ONE OR MORE NON-PUBLIC OFFERINGS WHERE THE MAXIMUM DISCOUNT AT WHICH SECURITIES WILL BE OFFERED WILL BE EQUIVALENT TO A DISCOUNT OF 25% BELOW THE MARKET PRICE OF OUR COMMON STOCK, IN ACCORDANCE WITH NASDAQ MARKETPLACE RULE 5635(d)

Our common stock is currently listed on the Nasdaq Capital Market and, as such, we are subject to Nasdaq Marketplace Rules. Nasdaq Marketplace Rule 5635(d) (“Rule 5635(d)”) requires us to obtain shareholder approval prior to the issuance of our common stock in connection with certain non-public offerings involving the sale, issuance or potential issuance by the Company of Common Stock (and/or securities convertible into or exercisable for Common Stock) equal to 20% or more of the Common Stock outstanding before the issuance. Shares of our common stock issuable upon the exercise or conversion of warrants, options, debt instruments, preferred stock or other equity securities issued or granted in such non-public offerings will be considered shares issued in such a transaction in determining whether the 20% limit has been reached, except in certain circumstances such as issuing warrants that are not exercisable for a minimum of six months and have an exercise price that exceeds market value. We may effectuate the approved offerings or transactions in one or more transactions, subject to the limitations herein.

We may seek to raise additional capital to implement our business strategy and enhance our overall capitalization. We have not determined the particular terms for such prospective offerings. Because we may seek additional capital that triggers the requirements of Rule 5635(d), we are seeking shareholder approval now, so that we will be able to move quickly to take full advantage of any opportunities that may develop in the equity markets.

We hereby submit this Proposal No. 1 to our shareholders for their approval of the potential issuance of shares of our common stock, or securities convertible into our common stock, in one or more non-public capital-raising transactions, or offerings, subject to the following limitations:

●

The maximum discount at which securities will be offered (which may consist of a share of Common Stock and a warrant for the issuance of up to an additional share of Common Stock) will be equivalent to a discount of 25% below the market price of our common stock at the time of issuance in recognition of the limited public float of our traded common stock and historical volatility making the pricing discount of our stock required by investors at any particular time difficult, at this time, to predict. For example, as reported in our Annual Report on Form 10-K filed with the SEC on March 30, 2016, the range of high and low closing prices for our common stock as reported by the Nasdaq Capital Market, for the period December 31, 2014 through December 31, 2015 was $8.43 and $1.34, respectively;

●

The aggregate number of shares issued in the offerings will not exceed 50,000,000 shares of our common stock, subject to adjustment for any reverse stock split effected prior to the offerings (including pursuant to preferred stock, options, warrants, convertible debt or other securities exercisable for or convertible into Common Stock);

●	The total aggregate consideration will not exceed $100,000,000;

●	Such offerings will occur, if at all, on or before December 15, 2018, unless a shorter time is required by Nasdaq; and

●	Such other terms as the Board of Directors shall deem to be in the best interests of the Company and its shareholders, not inconsistent with the foregoing.

The issuance of shares of our common stock, or other securities convertible into shares of our common stock, in accordance with any offerings would dilute, and thereby reduce, each existing shareholder’s proportionate ownership in our common stock. The shareholders do not have preemptive rights to subscribe to additional shares that may be issued by the Company in order to maintain their proportionate ownership of the Common Stock.

The issuance of shares of Common Stock in one or more non-public offerings could have an anti-takeover effect. Such issuance could dilute the voting power of a person seeking control of the Company, thereby deterring or rendering more difficult a merger, tender offer, proxy contest or an extraordinary corporate transaction opposed by the Company.

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The Board has not yet determined the terms and conditions of any offerings. As a result, the level of potential dilution cannot be determined at this time, but as discussed above, we may not issue more than 50,000,000 shares of Common Stock in the aggregate pursuant to the authority requested from shareholders under this proposal (subject to adjustment for any reverse stock split). It is possible that if we conduct a non-public stock offering, some of the shares we sell could be purchased by one or more investors who could acquire a large block of our common stock. This would concentrate voting power in the hands of a few shareholders who could exercise greater influence on our operations or the outcome of matters put to a vote of shareholders in the future.

Pursuant to the terms and subject to the conditions of the Merger, GBV’s shareholders shall receive an aggregate of 126,674,557 shares of Common Stock (the “Acquisition Shares”) which includes shares of Common Stock and shares of Common Stock underlying the Company’s Series C Convertible Preferred Stock, subject to adjustments. As a result, following the Merger, the number of shares of our Common Stock outstanding will increase by 137,640,810 shares from 14,277,781 shares, as of January 11, 2018, to 151,918,591 shares, after giving effect to the conversion and/or exercise of the GBV’s outstanding securities at the closing of the Merger. The issuance of the Acquisition Shares will significantly increase the amount of shares of Common Stock that would constitute more than 20% of our Common Stock and may decrease the likelihood that a non-public stock offering would result in a change of control.

We cannot determine what the actual net proceeds of the offerings will be until they are completed, but as discussed above, the aggregate dollar amount of the non-public offerings will be no more than $100,000,000. If all or part of the offerings is completed, the net proceeds will be used for general corporate purposes. We currently have no arrangements or understandings regarding any specific transaction with investors, so we cannot predict whether we will be successful should we seek to raise capital through any offerings.

Vote Required

The affirmative vote of a majority of the votes cast for this proposal is required to approve the issuance of securities in one or more non-public offerings, as required by and in accordance with Nasdaq Marketplace Rule 5635(d).

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THIS PROPOSAL NO. 1.

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PROPOSAL NO. 2

APPROVAL OF ANY CHANGE OF CONTROL THAT COULD RESULT FROM THE POTENTIAL ISSUANCE OF SECURITIES IN ONE OR MORE NON-PUBLIC OFFERINGS AS AUTHORIZED BY THE SHAREHOLDERS IN PROPOSAL NO. 1, IN ACCORDANCE WITH NASDAQ MARKETPLACE RULE 5635(b)

Nasdaq Marketplace Rule 5635(b) requires us to obtain shareholder approval prior to certain issuances with respect to Common Stock or securities convertible into Common Stock which will result in a change of control of the Company. This rule does not specifically define when a change in control of a Company may be deemed to occur. However, guidance suggests that a change of control would occur, subject to certain limited exceptions, if after a transaction a person or an entity will hold 20% or more of the Company’s then outstanding capital stock. For the purpose of calculating the holdings of such person or entity, the Nasdaq Capital Market would take into account, in addition to the securities received by such person or entity in the transaction, all of the shares owned by such person or entity unrelated to the transaction and would assume the conversion of any convertible securities held by such person or entity. Since the issuance of the Acquisition Shares will significantly increase the amount of shares of Common Stock outstanding, we do not anticipate that the issuance of securities pursuant to Proposal No. 1, if authorized by the shareholders, will result in a change in control; however, we are seeking the shareholders’ approval on any change in control in accordance with Nasdaq Marketplace Rule 5635(b) in the event that potential issuance of securities in the offerings proposed in Proposal No. 1 would result in a change in control.

Shareholders should note that a change of control as described under Nasdaq Marketplace Rule 5635(b) applies only with respect to the application of such Nasdaq rule. Neither Nevada law nor our articles of incorporation or bylaws requires us to obtain shareholder approval of such change in control.

Vote Required

The affirmative vote of a majority of the votes cast for this proposal is required to approve any change of control that could result from the potential issuance of securities in the non-public offerings following approval of Proposal No. 1, as required by and in accordance with Nasdaq Marketplace Rule 5635(b).

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THIS PROPOSAL NO. 2.

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PROPOSAL NO. 3

THE ELECTION OF ONE CLASS III DIRECTOR

General

One Class III director is to be elected at this Annual Meeting to serve until the 2020 annual meeting of shareholders or until a successor has been elected and qualified. Unless otherwise instructed, the persons named in the accompanying proxy intend to vote the shares represented by the proxy for the election of the nominee listed below. Although it is not contemplated that the nominee will decline or be unable to serve as a director, in such event, proxies will be voted by the proxy holder for such other persons as may be designated by the Board, unless the Board reduces the number of Class III directors to be elected. Election of the Class III director requires a plurality of the votes cast at the Annual Meeting.

The following table sets forth the nominee for the Class III director on the Board of Directors. It also provides certain information about the nominee as of the Record Date.

Nominee for Class III Director

Name and Address	Age	Date First Elected or Appointed	Position(s)
Merrick D. Okamoto	57	August 11, 2017	Chairman and Interim Chief Executive Officer

Merrick D. Okamoto — Interim Chief Executive Officer and Chairman of the Board

Mr. Merrick D. Okamoto, age 57, serves as acting Chairman of the Board and as a director of the Company since August 2017. Mr. Okamoto also serves as the President at Viking Asset Management, LLC (“Viking”) which he co-founded in 2002. He is responsible for research, due diligence and structuring potential investment opportunities for the Longview Family of Funds. Mr. Okamoto has been instrumental in providing capital to over 200 private and public companies and he is responsible for Viking’s trading operations.  He served as the Chairman of Optex Systems Holdings, Inc., from January 2013 to November 2014, and as its director from March 2009 to November 2014. He currently serves as an Executive Director at Embark Corporation. Prior to Viking, Mr. Okamoto co-founded TradePortal.com, Inc., in 1999 (“TradePortal”) and served as its President until 2001. He was instrumental in developing the proprietary Trade Matrix software platform offered by TradePortal Securities. Mr. Okamoto’s negotiations were key in selling a minority stake in TradePortal to Thomson Financial. Prior to TradePortal, Mr. Okamoto had been employed in the securities industry since 1983. He served as Vice President at Shearson Lehman Brothers, Prudential Securities and Paine Webber. Mr. Okamoto founded First Stage Capital, Inc. in 1996, which advises Public and Private Companies on business matters. Mr. Okamoto is widely recognized as an advanced securities trader specializing in short-term trading with sector momentum and has extensive experience in technical market analysis techniques. From 1987 to 1990, Mr. Okamoto hosted the television program, The Income Report. He has been featured as a guest speaker on CNN and the McNeil/Lehrer Report.

Vote Required

The affirmative vote of a majority of votes cast for this proposal is required to approve the election of Merrick D. Okamoto to serve as a Class III director until the 2020 annual meeting of shareholders and until their respective successors have been duly elected and qualified, or until such director’s earlier resignation, removal or death.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THIS PROPOSAL NO. 3.

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PROPOSAL NO. 4

ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

As required by the Dodd-Frank Wall Street Reform and Consumer Protection Act, we included a shareholder vote on the frequency of future shareholder votes to approve named executive officer compensation (commonly referred to as a “say-on-pay” vote) in our proxy statement related to our 2014 annual meeting of shareholders. In that vote, which was advisory and nonbinding, our shareholders approved the recommendation of the Board of Directors to hold future say-on-pay votes every three years. The shareholder vote on the frequency of future say-on-pay votes is set forth in Proposal No. 5 herein.

We are asking shareholders to approve an advisory resolution on the Company’s 2016 executive compensation as reported in this proxy statement. As described in this proxy statement, our compensation policies and determinations, including those made for fiscal year 2016, have been the product of discussions between our entire Board. Our Compensation Committee will make all compensation decisions regarding executive compensation in future periods. Accordingly, the compensation paid to our named executive officers for fiscal year 2016 is not necessarily indicative of how we will compensate our named executive officers in the future.

We urge shareholders to read the “Executive Compensation” section beginning on page 16 of this proxy statement, as well as the Summary Compensation Table and other related compensation tables and narrative in this proxy statement, which provide detailed information on the compensation of our named executive officers.

In accordance with Section 14A of the Exchange Act, and as a matter of good corporate governance, we are asking shareholders to approve the following advisory resolution:

RESOLVED, that the shareholders of Marathon Patent Group, Inc. (the “Company”) approve, on an advisory basis, the 2016 compensation of the Company’s named executive officers disclosed in the Executive Compensation section and the related compensation tables, notes and narrative in the Proxy Statement for the Company’s 2017 Annual Meeting of Shareholders.

This advisory resolution, commonly referred to as a “say-on-pay” resolution, is non-binding on the Board. Although non-binding, the Board will review and consider the voting results when making future decisions regarding our executive compensation program.

Vote Required

Approval of this proposal requires that votes cast in favor of the proposal exceed the votes cast against the proposal. Because your vote is advisory, the result will not be binding upon the Company. Although not binding, the Compensation Committee of the Board and the Board values the opinions of our shareholders and will consider the outcome of the vote, along with other relevant factors, in deciding whether any actions are necessary to address any concerns raised by the vote and when making future compensation decisions for named executive officers.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THIS PROPOSAL NO. 4.

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PROPOSAL NO. 5

ADVISORY VOTE ON THE FREQUENCY OF THE SHAREHOLDERS’ SAY ON PAY

We are including in this proxy statement a separate non-binding shareholder vote to advise on whether the say-on-pay vote should occur every one, two or three years. You have the option to vote for any one of the three options, or to abstain on the matter.

The Board has determined that an advisory vote on executive compensation every three years is the best approach for the Company based on a number of considerations, including the following:

●	Our compensation program is designed to induce performance over a multi-year period. A vote held every three years would be more consistent with, and provide better input on, our long-term compensation, which constitutes a significant portion of the compensation of our named executive officers;

●	A three-year vote cycle gives the Board sufficient time to thoughtfully consider the results of the advisory vote and to implement any desired changes to our executive compensation policies and procedures; and

●	A three-year cycle will provide shareholders sufficient time to evaluate the effectiveness of our short- and long-term compensation strategies and the related business outcomes of the Company.

Vote Required

Although the vote is non-binding, our Board of Directors and the Compensation Committee will take into account the outcome of the vote when making future decisions about the Company’s executive compensation policies and procedures. The Company’s shareholders also have the opportunity to provide additional feedback on important matters involving executive compensation even in years when say-on-pay votes do not occur. For example, as discussed under “Shareholder Communications”, the Company provides shareholders an opportunity to communicate directly with the Board, including on issues of executive compensation.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THIS PROPOSAL NO. 5.

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PROPOSAL NO. 6

APPROVAL OF THE COMPANY’S 2018 EQUITY INCENTIVE PLAN

Description of Our 2018 Stock Incentive Plan

Shareholders are being asked to approve the adoption of the Company’s 2018 Equity Incentive Plan (the “Plan”). The Company’s Board has approved the ratification of the Plan, a copy of which is included as Appendix A, pursuant to which the Company may grant an aggregate of 10,000,000 shares of the Common Stock to the Company’s directors, officers, employees or consultants. The Plan has been designed to provide the Board with an integral resource as it evaluates the Company’s compensation structure, performance incentive programs, and long-term equity targets for executives and key employees. Set forth below is a summary of the Plan, but this summary is qualified in its entirety by reference to the full text of the Plan.

Shares Available

The Plan authorizes issuance of approximately 10,000,000 shares of the Common Stock. As of the Record Date, 1,150,000 shares of Common Stock have been granted by the Board under the previously adopted 2017 Equity Incentive Plan. As of the Record Date, 1,127,937 options and 47,329 shares of Common Stock were issued and outstanding under the previously adopted 2014 Equity Incentive Plan, and 1,727,917 options and 0 shares of Common Stock were issued and outstanding under the previously adopted 2012 Equity Incentive Plan.

Administration

The Board shall appoint and maintain as administrator of the Plan a Committee (the “Committee”) consisting of two or more directors who are (i) “Independent Directors” (as such term is defined under the rules of the NASDAQ Stock Market), (ii) “Non-Employee Directors” (as such term is defined in Rule 16b-3 under the Exchange Act) and (iii) “Outside Directors” (as such term is defined in Section 162(m) of the United States Internal Revenue Code of 1986, as amended (the “Code”)). The Committee, subject to the terms of the Plan, shall have full power and authority to designate recipients of options (“Options”), warrants (“Warrants”), restricted stock (“Restricted Stock”), preferred stock, which may or may not be convertible (“Preferred Stock”), and restricted stock units (“RSUs”), and to determine the terms and conditions of the respective agreements (which need not be identical) and to interpret the provisions and supervise the administration of the Plan. The Committee shall have the authority, without limitation, to designate which Options or Warrants granted under the Plan shall be Incentive Options or Incentive Warrants and which shall be Nonqualified Options or Non-Qualified Warrants. In the absence of a Committee, the Plan shall be administered by the Board.

In lieu of grants of Options, Warrants, Restricted Stock and RSUs, the Committee has the full power to and authority under the Plan to grant shares of the Preferred Stock. Further, to the extent that the Committee shall determine that the issuance of Options, Warrants, Restricted Stock or RSUs to a Participant (as defined below) could cause the beneficial ownership by such Participant or its affiliates to exceed more than 9.99% of the total outstanding shares of Common Stock upon the exercise of the Option or Warrant or the vesting of the Restricted Stock or RSU, as applicable, the Committee shall also have the full power and authority under the Plan to designate Participants to receive shares of Preferred Stock in either a series of preferred that has already been authorized and designated by the Board or in a new series of preferred that shall be authorized and designated by the Board in accordance with the Company’s Amended and Restated Articles of Incorporation.

Eligibility

Generally, the persons who are eligible to receive grants are directors, officers and employees of, and consultants and advisors to, the Company or any subsidiary (each a “Participant”); provided that Incentive Options or Incentive Warrants may only be granted to employees of the Company and any subsidiary.

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Stock Subject to the Plan

Stock subject to grants may be authorized, but unissued, or reacquired Common Stock. Subject to adjustment as provided in the Plan, (i) the maximum aggregate number of shares of Common Stock that may be issued under the Plan is 10,000,000. The shares of Common Stock subject to the Plan shall consist of unissued shares, treasury shares or previously issued shares held by any subsidiary of the Company, and such number of shares of Common Stock shall be reserved for such purpose. Any of such shares of Common Stock that may remain unissued and that are not subject to outstanding Options, Warrants or Preferred Stock at the termination of the Plan shall cease to be reserved for the purposes of the Plan, but until termination of the Plan the Company shall at all times reserve a sufficient number of shares of Common Stock to meet the requirements of the Plan.

Terms and Conditions of Options

Options awarded under the Plan shall be designated in the Award Agreement as either an Incentive Stock Option or a Nonqualified Stock Option. The purchase price of each share of Common Stock purchasable under an Incentive Option shall be determined by the Committee at the time of grant, but shall not be less than 100% of the Fair Market Value (as defined in the Plan) of such share of Common Stock on the date the Option is granted; provided, however, that with respect to an Optionee who, at the time such Incentive Option is granted, owns (more than 10% of the total combined voting power of all classes of stock of the Company or of any subsidiary, the purchase price per share of Common Stock shall be at least 110% of the Fair Market Value per share of Common Stock on the date of grant. The purchase price of each share of Common Stock purchasable under a Nonqualified Option shall not be less than 100% of the Fair Market Value of such share of Common Stock on the date the Option is granted.

The term of each Option shall be fixed by the Committee, but no Option shall be exercisable more than ten years after the date such Option is granted and in the case of an Incentive Option granted to an Optionee who, at the time such Incentive Option is granted, owns (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or of any Subsidiary, no such Incentive Option shall be exercisable more than five years after the date such Incentive Option is granted.

Terms and Conditions of Warrants

Warrants awarded under the Plan shall be designated in the Award Agreement as either an Incentive Warrant or a Non-Qualified Warrant. The purchase price of each share of Common Stock purchasable under an Incentive Warrant shall be determined by the Committee at the time of grant, but shall not be less than 100% of the Fair Market Value (as defined in the Plan) of such share of Common Stock on the date the Warrant is granted; provided, however, that with respect to an Grantee who, at the time such Incentive Warrant is granted, owns (more than 10% of the total combined voting power of all classes of stock of the Company or of any subsidiary, the purchase price per share of Common Stock shall be at least 110% of the Fair Market Value per share of Common Stock on the date of grant. The purchase price of each share of Common Stock purchasable under a Non-Qualified Warrant shall not be less than 100% of the Fair Market Value of such share of Common Stock on the date the Warrant is granted.

The term of each Warrant shall be fixed by the Committee, but no Warrant shall be exercisable more than ten years after the date such Warrant is granted and in the case of an Incentive Warrant granted to an Grantee who, at the time such Incentive Warrant is granted, owns (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or of any Subsidiary, no such Incentive Warrant shall be exercisable more than five years after the date such Incentive Warrant is granted.

Terms and Conditions of Restricted Stock

Restricted Stock may be granted to Participants at any time as shall be determined by Committee, in its sole discretion. Subject to the Plan, the Committee shall have complete discretion to determine (i) the number of shares subject to a Restricted Stock award granted to any Participant, and (ii) the conditions that must be satisfied, which typically will be based principally or solely on continued provision of services but may include a performance-based component, upon which is conditioned the grant, vesting or issuance of Restricted Stock.

The Committee, subject to the provisions of the Plan, shall have complete discretion to determine the terms and conditions of Restricted Stock granted under the Plan; provided that Restricted Stock may only be issued in the form of shares. Restricted Stock grants shall be subject to the terms, conditions, and restrictions determined by the Committee at the time the stock or the restricted stock unit is awarded. Any certificates representing the shares of stock awarded shall bear such legends as shall be determined by the Committee.

Terms and Conditions of Preferred Stock

Preferred Stock may be granted to Participants at any time as shall be determined by Committee, in its sole discretion. Subject to the Plan, the Committee shall have complete discretion to designate the number of shares of Preferred Stock authorized by the Board on the terms and conditions determined by the Committee. The Committee shall determine the terms and conditions of the issuance of any Preferred Stock issued pursuant to the Plan (which terms and conditions may include standard equity blockers, conditions to issuance and the conversion price of the Preferred Stock) and any related agreements with respect to the issuance of the Preferred Stock and to interpret the provisions and supervise the administration of the Plan with respect to the issuance of any Preferred Stock.

The Company shall not effect any conversion of Preferred Stock issued under the Plan, and no Participant shall have the right to convert any Preferred Stock, to the extent that after giving effect to such conversion, the beneficial owner of such shares (together with such Participant’s affiliates) would have acquired, through conversion of such Preferred Stock or otherwise, beneficial ownership of a number of shares of Common Stock that exceeds 9.99% of the number of shares of Common Stock outstanding immediately after giving effect to such conversion. For purposes of the foregoing, the number of shares of Common Stock beneficially owned by a Participant and its affiliates shall include only the number of shares of Common Stock issuable upon the shares of Preferred Stock being converted with respect to which the determination of such sentence is being made.

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Terms and Conditions of Restricted Stock Units

Restricted Stock Units, or RSUs, may be granted to Participants at any time as shall be determined by Committee, in its sole discretion. Subject to the Plan, the Committee shall have complete discretion to determine (i) the number of shares subject to a RSU award granted to any Participant, and (ii) the conditions that must be satisfied, which typically will be based principally or solely on continued provision of services but may include a performance-based component, upon which is conditioned the grant, vesting or issuance of RSU.

The Committee, subject to the provisions of the Plan, shall have complete discretion to determine the terms and conditions of RSUs granted under the Plan; provided that RSUs may only be issued in the form of shares. RSU grants shall be subject to the terms, conditions, and restrictions determined by the Committee at the time the RSU is awarded. Any certificates representing the shares of stock awarded shall bear such legends as shall be determined by the Committee.

Transferability of Awards

Awards may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the participant, only by the participant, without the prior written consent of the Committee. If the Committee makes an Award transferable, such Award shall contain such additional terms and conditions as the Committee deems appropriate.

Merger or Change in Control

In the event of a Change in Control (as defined in the Plan), the Committee may accelerate the vesting and exercisability of outstanding Options, in whole or in part, as determined by the Committee in its sole discretion. In its sole discretion, the Committee may also determine that, upon the occurrence of a Change in Control, each outstanding Option or Warrant shall terminate within a specified number of days after notice to the Optionee or Grantee thereunder, and each such Optionee or Grantee shall receive, with respect to each share of the Company’s common stock subject to such Option or Warrant, an amount equal to the excess of the Fair Market Value of such shares immediately prior to such Change in Control over the exercise price per share of such Option or Warrant; such amount shall be payable in cash, in one or more kinds of property (including the property, if any, payable in the transaction) or a combination thereof, as the Committee shall determine in its sole discretion.

In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, or other change in corporate structure affecting the Company’s common stock, the Committee shall make an appropriate and equitable adjustment in the number and kind of shares reserved for issuance under the Plan and in the number and option price of shares subject to outstanding Options or Warrants granted under the Plan, to the end that after such event each Optionee’s or Grantee’s proportionate interest shall be maintained (to the extent possible) as immediately before the occurrence of such event. The Committee shall, to the extent feasible, make such other adjustments as may be required under the tax laws so that any Incentive Options or Incentive Warrants previously granted shall not be deemed modified within the meaning of Section 424(h) of the Code. Appropriate adjustments shall also be made in the case of outstanding Restricted Stock, Preferred Stock and RSUs granted under the Plan.

Federal Income Tax Consequences

The following is a brief summary of the federal income tax consequences as of the date hereof with respect to awards under the Plan for participants who are both citizens and residents of the United States. This description of the federal income tax consequences is based upon law and Treasury interpretations in effect on the date of this information statement (including proposed and temporary regulations which may be changed when finalized), and it should be understood that this summary is not exhaustive, that the law may change and further that special rules may apply with respect to situations not specifically discussed herein, including federal employment taxes, foreign, state and local taxes and estate or inheritance taxes. Accordingly, participants are urged to consult with their own qualified tax advisors.

Non-Qualified Options and Non-Qualified Warrants

No taxable income will be realized by the participant upon the grant of a non-qualified option or non-qualified warrant. On exercise, the excess of the Fair Market Value of the stock at the time of exercise over the price of the Option or Warrant of such stock will be compensation and (i) will be taxable at ordinary income tax rates in the year of exercise, (ii) will be subject to withholding for federal income tax purposes and (iii) generally will be an allowable income tax deduction to us. The participant’s tax basis for stock acquired upon exercise of a non-qualified option or warrant will be equal to the price paid for the stock, plus any amounts included in income as compensation. If the participant pays the exercise price of an option or warrant in whole or in part with previously-owned shares of common stock, the participant’s tax basis and holding period for the newly-acquired shares is determined as follows: As to a number of newly-acquired shares equal to the number of previously-owned shares used by the participant to pay the exercise price, no gain or loss will be recognized by the participant on the date of exercise and the participant’s tax basis and holding period for the previously-owned shares will carry over to the newly-acquired shares on a share-for-share basis, thereby deferring any gain inherent in the previously-owned shares. As to each remaining newly acquired share, the participant’s tax basis will equal the fair market value of the share on the date of exercise and the participant’s holding period will begin on the day after the exercise date. The participant’s compensation income and our deduction will not be affected by whether the exercise price is paid in cash or in shares of common stock. Special rules, discussed below under “Incentive Options and Incentive Warrants - Disposition of Incentive Option Shares and Incentive Warrants Shares,” will apply if a participant surrenders previously-owned shares acquired upon the exercise of an incentive option or incentive warrant that have not satisfied certain holding period requirements in payment of any or all of the exercise price of a non-qualified option or non-qualified warrant.

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Disposition of Option Shares and Warrant Shares

When a sale of the acquired shares occurs, a participant will recognize capital gain or loss equal to the difference between the sales proceeds and the tax basis of the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets. The capital gain or loss will be long-term capital gain or loss treatment if the shares have been held for more than twelve months. There will be no tax consequences to us in connection with a sale of shares acquired under an option or warrant.

Incentive Options and Incentive Warrants

The grant of an Incentive Option or Incentive Warrant will not result in any federal income tax to a participant. Upon the exercise of an Incentive Option or Incentive Warrant, a participant normally will not recognize any income for federal income tax purposes. However, the excess of the fair market value of the shares transferred upon the exercise over the exercise price of such shares (the “spread”) generally will constitute an adjustment to income for purposes of calculating the alternative minimum tax of the participant for the year in which the Option Or Warrant is exercised. As a result of the exercise a participant’s federal income tax liability may be increased. If the holder of an Incentive Option or Incentive Warrant pays the exercise price, in full or in part, with shares of previously acquired common stock, the exchange should not affect the Incentive Option or Incentive Warrant tax treatment of the exercise. No gain or loss should be recognized on the exchange and the shares received by the participant, equal in number to the previously acquired shares exchanged therefor, will have the same basis and holding period as the previously acquired shares. The participant will not, however, be able to utilize the old holding period for the purpose of satisfying the incentive option or incentive warrant holding period requirements described below. Shares received in excess of the number of previously acquired shares will have a basis of zero and a holding period, which commences as of the date the common stock is issued to the participant upon exercise of the Incentive Option or Incentive Warrant. If an exercise is effected using shares previously acquired through the exercise of an Incentive Option or Incentive Warrant, the exchange of the previously acquired shares will be considered a disposition of such shares for the purpose of determining whether a disqualifying disposition has occurred.

Disposition of Incentive Option Shares and Incentive Warrant Shares. If the holder of Incentive Options or Incentive Warrants disposes of the stock acquired upon the exercise of an Incentive Option or Incentive Warrant (including the transfer of acquired stock in payment of the exercise price of another Incentive Option or Incentive Warrant) either within two years from the date of grant or within one year from the date of exercise, the Option or Warrant holder will recognize ordinary income at the time of such disqualifying disposition to the extent of the difference between the exercise price and the lesser of the fair market value of the stock on the date the Incentive Option or Incentive Warrant is exercised or the amount realized on such disqualifying disposition. Any remaining gain or loss is treated as a short-term or long-term capital gain or loss, depending on how long the shares were held prior to the disqualifying disposition. In the event of such disqualifying disposition, the Incentive Option or Incentive Warrant alternative minimum tax treatment described above may not apply (although, where the disqualifying disposition occurs subsequent to the year the incentive stock option is exercised, it may be necessary for the participant to amend his return to eliminate the tax preference item previously reported).

Our Deduction. We are not entitled to a tax deduction upon either exercise of an Incentive Option or Incentive Warrant or disposition of stock acquired pursuant to such an exercise, except to the extent that the Option or Warrant holder recognized ordinary income in a disqualifying disposition.

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Stock Grants

A participant who receives a stock grant under the Plan generally will be taxed at ordinary income rates on the fair market value of shares when they vest, if subject to vesting or other restrictions, or, otherwise, when received. However, a participant who, within 30 days after receiving such shares, makes an election under Section 83(b) of the Code, will recognize ordinary income on the date of issuance of the stock equal to the fair market value of the shares on that date. If a Section 83(b) election is made, the holding period for the shares will commence on the day after the shares are received and no additional taxable income will be recognized by the participant at the time the shares vest. However, if shares subject to a Section 83(b) election are forfeited, no tax deduction is allowable to the participant for the forfeited shares. Taxes are required to be withheld from the participant at the time and on the amount of ordinary income recognized by the participant. We will be entitled to a deduction at the same time and in the same amount as the participant recognizes income.

Vote Required

The affirmative vote of a majority of votes cast at the Annual Meeting for this proposal is required to approve the Plan and the reservation of 10,000,000 shares of Common Stock for issuance thereunder.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THIS PROPOSAL NO. 6.

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PROPOSAL NO. 7

THE RATIFICATION OF THE APPOINTMENT OF RBSM LLP AS THE COMPANY’S INDEPENDENT REGISTERED CERTIFIED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2017

The Board of Directors has appointed RBSM LLP (“RBSM”) as our independent registered certified public accounting firm for the fiscal year 2017 and has further directed that the selection of RBSM be submitted to a vote of shareholders at the Annual Meeting for ratification.

As previously reported in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on January 17, 2017, on January 11, 2017, the Company notified SingerLewak LLP (“SingerLewak”) of its dismissal, effective January 11, 2017, as the Company’s independent registered public accounting firm. SingerLewak served as the auditors of the Company’s financial statements for the period from April 16, 2014 through the date of dismissal. On January 5, 2017, the Board appointed BDO USA, LLP (“BDO”) as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2016. As previously reported in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 1, 2017, on November 27, 2017, the Company received notice from BDO that it resigned as the Company’s auditor effective immediately. On November 30, 2017, the Board appointed RBSM as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2017.

As described below, the shareholder vote is not binding on the Board. If the appointment of RBSM is not ratified, the Board will evaluate the basis for the shareholders’ vote when determining whether to continue the firm’s engagement, but may ultimately determine to continue the engagement of the firm or another audit firm without re-submitting the matter to shareholders. Even if the appointment of RBSM is ratified, the Board may in its sole discretion terminate the engagement of the firm and direct the appointment of another independent auditor at any time during the year if it determines that such an appointment would be in the best interests of our Company and our shareholders.

Representatives of RBSM are expected to attend the Annual Meeting, where they will be available to respond to appropriate questions and, if they desire, to make a statement.

Vote Required

The affirmative vote of the majority of the votes cast at the Annual Meeting is required for the ratification of the appointment of RBSM as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THIS PROPOSAL NO. 7.

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INDEPENDENT REGISTERED CERTIFIED PUBLIC ACCOUNTING FIRM FEES AND SERVICES

During the year ended December 31, 2017 and 2016, we engaged SingerLewak until its dismissal effective January 11, 2017, BDO as our independent auditor for the Company’s fiscal year ending December 31, 2016, until BDO’s resignation effective November 27, 2017, and, on November 30, 2017, RBSM as our independent auditor for the Company’s fiscal year ending December 31, 2017. For the year ended December 31, 2016, we incurred fees, and for the year ended December 31, 2017, we expect to incur fees, as discussed below:

	Fiscal Year Ended
	December 31, 2017	December 31, 2016
Audit fees	$155,000	$155,000
Audit-related fees	0	0
Tax fees	0	0
All other fees	0	0

Audit fees consist of fees related to professional services rendered in connection with the audit of our annual financial statements. All other fees relate to professional services rendered in connection with the review of the quarterly financial statements.

Our policy is to pre-approve all audit and permissible non-audit services performed by the independent accountants. These services may include audit services, audit-related services, tax services and other services. Under our audit committee’s policy, pre-approval is generally provided for particular services or categories of services, including planned services, project based services and routine consultations. In addition, the audit committee may also pre-approve particular services on a case-by-case basis. Our audit committee approved all services that our independent accountants provided to us in the past two fiscal years.

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SHAREHOLDER PROPOSALS FOR THE 2018 MEETING

Our bylaws provide that, for matters to be properly brought before an annual meeting, business must be either (i) specified in the notice of annual meeting (or any supplement or amendment thereto) given by or at the direction of the Board of Directors, (ii) otherwise brought before the annual meeting by or at the direction of the Board of Directors, or (iii) otherwise properly brought before the annual meeting by a shareholder.

Shareholder proposals intended for inclusion in our proxy statement relating to the next annual meeting in 2018 must be received by us no later than September 4, 2018. If the date of next year’s annual meeting is moved by more than 30 days before or after the anniversary date of this year’s Annual Meeting, then the deadline for inclusion of a shareholder proposal in our proxy materials is instead a reasonable time before we begin to print and send our proxy materials for that meeting. Any such proposal must comply with Rule 14a-8 of Regulation 14A of the proxy rules of the SEC.

Notice to us of a shareholder proposal submitted otherwise than pursuant to Rule 14a-8 also will be considered untimely if received at our principal executive offices other than during the time period set forth below and will not be placed on the agenda for the meeting. In addition to any other applicable requirements, for business to be properly brought before an annual meeting by a shareholder, the shareholder must have given timely notice thereof in writing to our secretary. To be timely, a shareholder’s notice must be delivered to the secretary at our principal executive offices not later than the close of business on the ninetieth (90th) day nor earlier than the close of business on the one hundred twentieth (120th) day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is more than thirty (30) days before or more than seventy (70) days after such anniversary date, notice by the shareholder must be so delivered not earlier than the close of business on the one hundred twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by us.

OTHER MATTERS

The Board knows of no matter to be brought before the Annual Meeting other than the matters identified in this proxy statement. However, if any other matter properly comes before the Annual Meeting or any adjournment of the meeting, it is the intention of the persons named in the proxy solicited by the Board to vote the shares represented by them in accordance with their best judgment.

ANNUAL REPORT

Upon written request to Secretary, Marathon Patent Group, Inc. at 11601 Wilshire Blvd., Ste. 500, Los Angeles, California 90025, we will provide without charge to each person requesting a copy of our 2016 Annual Report, including the financial statements filed therewith. We will furnish a requesting shareholder with any exhibit not contained therein upon specific request. In addition, this Proxy Statement, as well as our 2016 Annual Report, and Quarterly Report for the quarter ended September 30, 2017, are available on our Internet website at www.marathonpg.com

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Merrick D. Okamoto
Merrick D. Okamoto
Chairman of the Board of Directors

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APPENDIX A

MARATHON PATENT GROUP, INC.

2018 EQUITY INCENTIVE PLAN

1. Purpose of the Plan.

This 2018 Equity Incentive Plan (the “Plan”) is intended as an incentive, to retain in the employ of and as directors, officers, consultants, advisors and employees to Marathon Patent Group, Inc., a Nevada corporation (the “Company”), and any Subsidiary of the Company, within the meaning of Section 424(f) of the United States Internal Revenue Code of 1986, as amended (the “Code”), persons of training, experience and ability, to attract new directors, officers, consultants, advisors and employees whose services are considered valuable, to encourage the sense of proprietorship and to stimulate the active interest of such persons in the development and financial success of the Company and its Subsidiaries.

It is further intended that certain options granted pursuant to the Plan shall constitute incentive stock options within the meaning of Section 422 of the Code (the “Incentive Options”) while certain other options granted pursuant to the Plan shall be nonqualified stock options (the “Nonqualified Options”). Incentive Options and Nonqualified Options are hereinafter referred to collectively as “Options.”

The Company intends that the Plan meet the requirements of Rule 16b-3 (“Rule 16b-3”) promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and that transactions of the type specified in subparagraphs (c) to (f) inclusive of Rule 16b-3 by officers and directors of the Company pursuant to the Plan will be exempt from the operation of Section 16(b) of the Exchange Act. Further, the Plan is intended to satisfy the performance-based compensation exception to the limitation on the Company’s tax deductions imposed by Section 162(m) of the Code with respect to those Options for which qualification for such exception is intended. In all cases, the terms, provisions, conditions and limitations of the Plan shall be construed and interpreted consistent with the Company’s intent as stated in this Section 1.

2. Administration of the Plan.

The Board of Directors of the Company (the “Board”) shall appoint and maintain as administrator of the Plan a Committee (the “Committee”) consisting of two or more directors who are (i) “Independent Directors” (as such term is defined under the rules of the NASDAQ Stock Market), (ii) “Non-Employee Directors” (as such term is defined in Rule 16b-3) and (iii) “Outside Directors” (as such term is defined in Section 162(m) of the Code), which shall serve at the pleasure of the Board. The Committee, subject to Sections 3, 5 and 6 hereof, shall have full power and authority to designate recipients of Options, restricted stock (“Restricted Stock”), preferred stock which may or may not be convertible (“Preferred Stock”), restricted share units (“RSUs”), and warrants which may qualify as Incentive Warrants or Non-Qualified Warrants (as such terms are defined herein, collectively, “Warrants”), and to determine the terms and conditions of the respective agreements (which need not be identical) and to interpret the provisions and supervise the administration of the Plan. The Committee shall have the authority, without limitation, to designate which Options granted under the Plan shall be Incentive Options and which shall be Nonqualified Options. To the extent any Option does not qualify as an Incentive Option, it shall constitute a separate Nonqualified Option.

In lieu of grants of Options and Restricted Stock, the Committee has the full power to and authority under the Plan to designate Participants to receive shares of the Company’s Preferred Stock. Further, to the extent that the Committee shall determine that the issuance of Options, Restricted Stock, RSUs or Warrants to a Participant (as defined below) could cause the beneficial ownership by such Participant or its affiliates to exceed more than 9.99% of the total outstanding shares of Common Stock of the Company upon the exercise of the Option or Warrant or the vesting of the Restricted Stock or RSU, as applicable, the Committee shall also have the full power and authority under the Plan to designate Participants to receive shares of the Company’s preferred stock in either a series of preferred that has already been authorized and designated by the Board or in a new series of preferred that shall be authorized and designated by the Board in accordance with the Company’s Amended and Restated Articles of Incorporation. The Committee shall determine the terms and conditions of the issuance of any Preferred Stock issued pursuant to the Plan (which terms and conditions may include standard equity blockers, conditions to issuance and the conversion price of the Preferred Stock) and any related agreements (which need not be identical) with respect to the issuance of the Preferred Stock and to interpret the provisions and supervise the administration of the Plan with respect to the issuance of any Preferred Stock.

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Subject to the provisions of the Plan, the Committee shall interpret the Plan and all Options, Restricted Stock, RSUs, Preferred Stock and Warrants (collectively, the “Securities”) granted under the Plan, shall make such rules as it deems necessary for the proper administration of the Plan, shall make all other determinations necessary or advisable for the administration of the Plan and shall correct any defects or supply any omission or reconcile any inconsistency in the Plan or in any Securities granted under the Plan in the manner and to the extent that the Committee deems desirable to carry into effect the Plan or any Securities. The act or determination of a majority of the Committee shall be the act or determination of the Committee and any decision reduced to writing and signed by all of the members of the Committee shall be fully effective as if it had been made by a majority of the Committee at a meeting duly held for such purpose. Subject to the provisions of the Plan, any action taken or determination made by the Committee pursuant to this and the other Sections of the Plan shall be conclusive on all parties.

In the event that for any reason the Committee is unable to act or if the Committee at the time of any grant, award or other acquisition under the Plan does not consist of two or more Non-Employee Directors, or if there shall be no such Committee, or if the Board otherwise determines to administer the Plan, then the Plan shall be administered by the Board, and references herein to the Committee (except in the proviso to this sentence) shall be deemed to be references to the Board, and any such grant, award or other acquisition may be approved or ratified in any other manner contemplated by subparagraph (d) of Rule 16b-3; provided, however, that grants to the Company’s Chief Executive Officer or to any of the Company’s other four most highly compensated officers that are intended to qualify as performance-based compensation under Section 162(m) of the Code may only be granted by the Committee.

3. Designation of Optionees and Grantees.

The persons eligible for participation in the Plan as recipients of Options (the “Optionees”), Restricted Stock, Preferred Stock, RSUs or Warrants (the “Grantees” and together with Optionees, the “Participants”) shall include directors, officers and employees of, and consultants and advisors to, the Company or any Subsidiary; provided that Incentive Options may only be granted to employees of the Company and any Subsidiary. In selecting Participants, and in determining the number of shares to be covered by each Option or Warrant or award of Restricted Stock, Preferred Stock or RSU granted to Participants, the Committee may consider any factors it deems relevant, including, without limitation, the office or position held by the Participant or the Participant’s relationship to the Company, the Participant’s degree of responsibility for and contribution to the growth and success of the Company or any Subsidiary, the Participant’s length of service, promotions and potential. A Participant who has been granted an Option, Restricted Stock, Preferred Stock, RSU or Warrant, hereunder, may be granted additional Options, Restricted Stock, Preferred Stock, RSUs or Warrants, if the Committee shall so determine.

4. Stock Reserved for the Plan.

Subject to adjustment as provided in Section 8 hereof, a total of 10,000,000 shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), shall be subject to the Plan. The shares of Common Stock subject to the Plan shall consist of unissued shares, treasury shares or previously issued shares held by any Subsidiary of the Company, and such number of shares of Common Stock shall be and is hereby reserved for such purpose. Any of such shares of Common Stock that may remain unissued and that are not subject to outstanding Options, Preferred Stock or Warrants at the termination of the Plan shall cease to be reserved for the purposes of the Plan, but until termination of the Plan, the Company shall at all times reserve a sufficient number of shares of Common Stock to meet the requirements of the Plan. Should any Securities expire or be canceled prior to its exercise, satisfaction of conditions or vesting in full, as applicable, or should the number of shares of Common Stock to be delivered upon the exercise or vesting in full of an Option or Warrant or award of Restricted Stock or RSU or conversion of Preferred Stock be reduced for any reason, the shares of Common Stock theretofore subject to such Option, Warrant, Restricted Stock, RSU or Preferred Stock, as applicable, may be subject to future Options, Warrants, Restricted Stock, RSUs or Preferred Stock under the Plan, except where such reissuance is inconsistent with the provisions of Section 162(m) of the Code where qualification as performance-based compensation under Section 162(m) of the Code is intended.

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5A. Terms and Conditions of Options.

Options granted under the Plan shall be subject to the following conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

(a) Option Price. The purchase price of each share of Common Stock purchasable under an Incentive Option shall be determined by the Committee at the time of grant, but shall not be less than 100% of the Fair Market Value (as defined below) of such share of Common Stock on the date the Option is granted; provided, however, that with respect to an Optionee who, at the time such Incentive Option is granted, owns (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or of any Subsidiary, the purchase price per share of Common Stock shall be at least 110% of the Fair Market Value per share of Common Stock on the date of grant. The purchase price of each share of Common Stock purchasable under a Nonqualified Option shall not be less than 100% of the Fair Market Value of such share of Common Stock on the date the Option is granted. The exercise price for each Option shall be subject to adjustment as provided in Section 8 below. “Fair Market Value” means the closing price on the final trading day immediately prior to the grant date of the Common Stock on the NASDAQ Capital Market LLC or other principal securities exchange or OTC Bulletin Board on which shares of Common Stock are listed (if the shares of Common Stock are so listed), or, if not so listed, the mean between the closing bid and asked prices of publicly traded shares of Common Stock in the over the counter market, or, if such bid and asked prices shall not be available, as reported by any nationally recognized quotation service selected by the Company, or as determined by the Committee in a manner consistent with the provisions of the Code. Anything in this Section 5A(a) to the contrary notwithstanding, in no event shall the purchase price of a share of Common Stock be less than the minimum price permitted under the rules and policies of any national securities exchange on which the shares of Common Stock are listed.

(b) Option Term. The term of each Option shall be fixed by the Committee, but no Option shall be exercisable more than ten years after the date such Option is granted and in the case of an Incentive Option granted to an Optionee who, at the time such Incentive Option is granted, owns (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or of any Subsidiary, no such Incentive Option shall be exercisable more than five years after the date such Incentive Option is granted.

(c) Exercisability. Subject to Section 5A(j) hereof, Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at the time of grant; provided, however, that in the absence of any Option vesting periods designated by the Committee at the time of grant, Options shall vest and become exercisable as to one-third of the total number of shares subject to the Option on each of the first, second and third anniversaries of the date of grant; and provided further that no Options shall be exercisable until such time as any vesting limitation required by Section 16 of the Exchange Act, and related rules, shall be satisfied if such limitation shall be required for continued validity of the exemption provided under Rule 16b-3(d)(3).

Upon the occurrence of a “Change in Control” (as hereinafter defined), the Committee may accelerate the vesting and exercisability of outstanding Options, in whole or in part, as determined by the Committee in its sole discretion. In its sole discretion, the Committee may also determine that, upon the occurrence of a Change in Control, each outstanding Option shall terminate within a specified number of days after notice to the Optionee thereunder, and each such Optionee shall receive, with respect to each share of Common Stock subject to such Option, an amount equal to the excess of the Fair Market Value of such shares immediately prior to such Change in Control over the exercise price per share of such Option; such amount shall be payable in cash, in one or more kinds of property (including the property, if any, payable in the transaction) or a combination thereof, as the Committee shall determine in its sole discretion.

For purposes of the Plan, unless otherwise defined in an employment agreement between the Company and the relevant Optionee, a Change in Control shall be deemed to have occurred if:

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(i) a tender offer (or series of related offers) shall be made and consummated for the ownership of 50% or more of the outstanding voting securities of the Company, unless as a result of such tender offer more than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the stockholders of the Company (as of the time immediately prior to the commencement of such offer), any employee benefit plan of the Company or its Subsidiaries, and their affiliates;

(ii) the Company shall be merged or consolidated with another corporation, unless as a result of such merger or consolidation more than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the stockholders of the Company (as of the time immediately prior to such transaction), any employee benefit plan of the Company or its Subsidiaries, and their affiliates;

(iii) the Company shall sell substantially all of its assets to another corporation that is not wholly owned by the Company, unless as a result of such sale more than 50% of such assets shall be owned in the aggregate by the stockholders of the Company (as of the time immediately prior to such transaction), any employee benefit plan of the Company or its Subsidiaries and their affiliates; or

(iv) a Person (as defined below) shall acquire 50% or more of the outstanding voting securities of the Company (whether directly, indirectly, beneficially or of record), unless as a result of such acquisition more than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the stockholders of the Company (as of the time immediately prior to the first acquisition of such securities by such Person), any employee benefit plan of the Company or its Subsidiaries, and their affiliates.

Notwithstanding the foregoing, if Change of Control is defined in an employment agreement between the Company and the relevant Optionee, then, with respect to such Optionee, Change of Control shall have the meaning ascribed to it in such employment agreement.

For purposes of this Section 5A(c), ownership of voting securities shall take into account and shall include ownership as determined by applying the provisions of Rule 13d-3(d)(I)(i) (as in effect on the date hereof) under the Exchange Act. In addition, for such purposes, “Person” shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof; provided, however, that a Person shall not include (A) the Company or any of its Subsidiaries; (B) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Subsidiaries; (C) an underwriter temporarily holding securities pursuant to an offering of such securities; or (D) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportion as their ownership of stock of the Company.

(d) Method of Exercise. Options to the extent then exercisable may be exercised in whole or in part at any time during the option period, by giving written notice to the Company specifying the number of shares of Common Stock to be purchased, accompanied by payment in full of the purchase price, in cash, or by check or such other instrument as may be acceptable to the Committee. As determined by the Committee, in its sole discretion, at or after grant, payment in full or in part may be made at the election of the Optionee (i) in the form of Common Stock owned by the Optionee (based on the Fair Market Value of the Common Stock which is not the subject of any pledge or security interest, (ii) in the form of shares of Common Stock or Preferred Stock withheld by the Company from the shares of Common Stock otherwise to be received with such withheld shares of Common Stock having a Fair Market Value equal to the exercise price of the Option, or (iii) by a combination of the foregoing, such Fair Market Value determined by applying the principles set forth in Section 5A(a), provided that the combined value of all cash and cash equivalents and the Fair Market Value of any shares surrendered to the Company is at least equal to such exercise price and except with respect to (ii) above, such method of payment will not cause a disqualifying disposition of all or a portion of the Common Stock received upon exercise of an Incentive Option. An Optionee shall have the right to dividends and other rights of a stockholder with respect to shares of Common Stock purchased upon exercise of an Option at such time as the Optionee (i) has given written notice of exercise and has paid in full for such shares, and (ii) has satisfied such conditions that may be imposed by the Company with respect to the withholding of taxes.

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(e) Non-transferability of Options. Options are not transferable and may be exercised solely by the Optionee during his lifetime or after his death by the person or persons entitled thereto under his will or the laws of descent and distribution. The Committee, in its sole discretion, may permit a transfer of a Nonqualified Option to (i) a trust for the benefit of the Optionee, (ii) a member of the Optionee’s immediate family (or a trust for his or her benefit) or (iii) pursuant to a domestic relations order. Any attempt to transfer, assign, pledge or otherwise dispose of, or to subject to execution, attachment or similar process, any Option contrary to the provisions hereof shall be void and ineffective and shall give no right to the purported transferee.

(f) Termination by Death. Unless otherwise determined by the Committee, if any Optionee’s employment with or service to the Company or any Subsidiary terminates by reason of death, the Option may thereafter be exercised, to the extent then exercisable (or on such accelerated basis as the Committee shall determine at or after grant), by the legal representative of the estate or by the legatee of the Optionee under the will of the Optionee, for a period of one (1) year after the date of such death (or, if later, such time as the Option may be exercised pursuant to Section 14(d) hereof) or until the expiration of the stated term of such Option as provided under the Plan, whichever period is shorter.

(g) Termination by Reason of Disability. Unless otherwise determined by the Committee, if any Optionee’s employment with or service to the Company or any Subsidiary terminates by reason of Disability (as defined below), then any Option held by such Optionee may thereafter be exercised, to the extent it was exercisable at the time of termination due to Disability (or on such accelerated basis as the Committee shall determine at or after grant), but may not be exercised after ninety (90) days after the date of such termination of employment or service (or, if later, such time as the Option may be exercised pursuant to Section 14(d) hereof) or the expiration of the stated term of such Option, whichever period is shorter; provided, however, that, if the Optionee dies within such ninety (90) day period, any unexercised Option held by such Optionee shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of one (1) year after the date of such death (or, if later, such time as the Option may be exercised pursuant to Section 14(d) hereof) or for the stated term of such Option, whichever period is shorter. “Disability” shall mean an Optionee’s total and permanent disability; provided, that if Disability is defined in an employment agreement between the Company and the relevant Optionee, then, with respect to such Optionee, Disability shall have the meaning ascribed to it in such employment agreement

(h) Termination by Reason of Retirement. Unless otherwise determined by the Committee, if any Optionee’s employment with or service to the Company or any Subsidiary terminates by reason of Normal or Early Retirement (as such terms are defined below), any Option held by such Optionee may thereafter be exercised to the extent it was exercisable at the time of such Retirement (or on such accelerated basis as the Committee shall determine at or after grant), but may not be exercised after ninety (90) days after the date of such termination of employment or service (or, if later, such time as the Option may be exercised pursuant to Section 14(d) hereof) or the expiration of the stated term of such Option, whichever date is earlier; provided, however, that, if the Optionee dies within such ninety (90) day period, any unexercised Option held by such Optionee shall thereafter be exercisable, to the extent to which it was exercisable at the time of death, for a period of one (1) year after the date of such death (or, if later, such time as the Option may be exercised pursuant to Section 14(d) hereof) or for the stated term of such Option, whichever period is shorter.

For purposes of this paragraph (h), “Normal Retirement” shall mean retirement from active employment with the Company or any Subsidiary on or after the normal retirement date specified in the applicable Company or Subsidiary pension plan or if no such pension plan, age 65, and “Early Retirement” shall mean retirement from active employment with the Company or any Subsidiary pursuant to the early retirement provisions of the applicable Company or Subsidiary pension plan or if no such pension plan, age 55.

(i) Other Terminations. Unless otherwise determined by the Committee upon grant, if any Optionee’s employment with or service to the Company or any Subsidiary is terminated by such Optionee for any reason other than death, Disability, Normal or Early Retirement or Good Reason (as defined below), the Option shall thereupon terminate, except that the portion of any Option that was exercisable on the date of such termination of employment or service may be exercised for the lesser of ninety (90) days after the date of termination (or, if later, such time as the Option may be exercised pursuant to Section 14(d) hereof) or the balance of such Option’s term, which ever period is shorter. The transfer of an Optionee from the employ of or service to the Company to the employ of or service to a Subsidiary, or vice versa, or from one Subsidiary to another, shall not be deemed to constitute a termination of employment or service for purposes of the Plan.

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(i) In the event that the Optionee’s employment or service with the Company or any Subsidiary is terminated by the Company or such Subsidiary for “cause” any unexercised portion of any Option shall immediately terminate in its entirety. For purposes hereof, unless otherwise defined in an employment agreement between the Company and the relevant Optionee, “Cause” shall exist upon a good-faith determination by the Board, following a hearing before the Board at which an Optionee was represented by counsel and given an opportunity to be heard, that such Optionee has been accused of fraud, dishonesty or act detrimental to the interests of the Company or any Subsidiary of Company or that such Optionee has been accused of or convicted of an act of willful and material embezzlement or fraud against the Company or of a felony under any state or federal statute; provided, however, that it is specifically understood that “Cause” shall not include any act of commission or omission in the good-faith exercise of such Optionee’s business judgment as a director, officer or employee of the Company, as the case may be, or upon the advice of counsel to the Company. Notwithstanding the foregoing, if Cause is defined in an employment agreement between the Company and the relevant Optionee, then, with respect to such Optionee, Cause shall have the meaning ascribed to it in such employment agreement.

(ii) In the event that an Optionee is removed as a director, officer or employee by the Company at any time other than for “Cause” or resigns as a director, officer or employee for “Good Reason” the Option granted to such Optionee may be exercised by the Optionee, to the extent the Option was exercisable on the date such Optionee ceases to be a director, officer or employee. Such Option may be exercised at any time within one (1) year after the date the Optionee ceases to be a director, officer or employee (or, if later, such time as the Option may be exercised pursuant to Section 14(d) hereof), or the date on which the Option otherwise expires by its terms; whichever period is shorter, at which time the Option shall terminate; provided, however, if the Optionee dies before the Options terminate and are no longer exercisable, the terms and provisions of Section 5A(f) shall control. For purposes of this Section 5A(i), and unless otherwise defined in an employment agreement between the Company and the relevant Optionee, Good Reason shall exist upon the occurrence of the following:

(A)	the assignment to Optionee of any duties inconsistent with the position in the Company that Optionee held immediately prior to the assignment;

(B)	a Change of Control resulting in a significant adverse alteration in the status or conditions of Optionee’s participation with the Company or other nature of Optionee’s responsibilities from those in effect prior to such Change of Control, including any significant alteration in Optionee’s responsibilities immediately prior to such Change in Control; and

(C)	the failure by the Company to continue to provide Optionee with benefits substantially similar to those enjoyed by Optionee prior to such failure.

Notwithstanding the foregoing, if Good Reason is defined in an employment agreement between the Company and the relevant Optionee, then, with respect to such Optionee, Good Reason shall have the meaning ascribed to it in such employment agreement.

(j) Limit on Value of Incentive Option. The aggregate Fair Market Value, determined as of the date the Incentive Option is granted, of Common Stock for which Incentive Options are exercisable for the first time by any Optionee during any calendar year under the Plan (and/or any other stock option plans of the Company or any Subsidiary) shall not exceed $100,000.

5B. Terms and Conditions of Warrants.

Warrants may be issued under the Plan in the form of (a) warrants which qualify as Incentive Options (“Incentive Warrants”) or (b) warrants that do not qualify as incentive stock options (“Non-Qualified Warrants”). Warrants issued under the Plan shall be subject to the following conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

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(a) Warrant Grants. The Committee may grant Warrants to purchase shares of Common Stock from the Company, to such key persons, and in such amounts and subject to such vesting and forfeiture provisions and other terms and conditions, as the Committee shall determine, subject to the provisions of the Plan. The term “Incentive Warrant” means a Warrant that is intended to qualify for special federal income tax treatment pursuant to Sections 421 and 422 of the Code as now constituted or subsequently amended, or pursuant to a successor provision of the Code, and which is so designated in the applicable Award Agreement. Any Warrant that is not specifically designated as an Incentive Warrant shall under no circumstances be considered an Incentive Warrant. Any Warrant that is not an Incentive Warrant is referred to herein as a “Non-Qualified Warrant.” The Committee may grant Incentive Warrants only to employees, and any grants of Warrants to any other key persons shall only be Non-Qualified Warrants.

(b) Warrant Exercise Price. Each Award Agreement with respect to a Warrant shall set forth the amount (the “Warrant Exercise Price”) payable by the Grantee to the Company upon exercise of the Warrant evidenced thereby. The Warrant Exercise Price per share shall be determined by the Committee; provided, however, that with respect to an Grantee who, at the time an Incentive Warrant is granted, owns (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or of any Subsidiary, the purchase price per share of Common Stock shall be at least 110% of the Fair Market Value per share of Common Stock on the date of issuance. The purchase price of each share of Common Stock purchasable under a Non-Qualified Warrant shall not be less than 100% of the Fair Market Value of such share of Common Stock on the date such Warrant is issued. The exercise price for each Warrant shall be subject to adjustment as provided in Section 8 below.

(c) Term. Subject to Section 5B(i) hereof, the term of each Warrant shall be fixed by the Committee, but no Warrant shall be exercisable more than ten (10) years after the date such Warrant is issued.

(d) Exercisability. Subject to Section 5B(i) hereof, Warrants shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at the time of issuance; provided, however, that in the absence of any Warrant vesting periods designated by the Committee at the time of issuance, Warrants shall vest and become exercisable as to one-third of the total number of shares subject to the Warrant on each of the first, second and third anniversaries of the date of issuance; and, provided further, that no Warrants shall be exercisable until such time as any vesting limitation required by Section 16 of the Exchange Act, and related rules, shall be satisfied if such limitation shall be required for continued validity of the exemption provided under Rule 16b-3(d)(3).

Upon the occurrence of a “Change in Control” (as defined in Section 5A(c) hereof), the Committee may accelerate the vesting and exercisability of outstanding Warrants, in whole or in part, as determined by the Committee in its sole discretion. In its sole discretion, the Committee may also determine that, upon the occurrence of a Change in Control, each outstanding Warrant shall terminate within a specified number of days after notice to the Grantee thereunder, and each such Grantee shall receive, with respect to each share of Common Stock subject to such Warrant, an amount equal to the excess of the Fair Market Value of such shares immediately prior to such Change in Control over the exercise price per share of such Warrant; such amount shall be payable in cash, in one or more kinds of property (including the property, if any, payable in the transaction) or a combination thereof, as the Committee shall determine in its sole discretion.

For purposes of this Section 5B(d), ownership of voting securities shall take into account and shall include ownership as determined by applying the provisions of Rule 13d-3(d)(I)(i) (as in effect on the date hereof) under the Exchange Act. In addition, for such purposes, “Person” shall have the meaning given in Section 5A(c) hereof.

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(e) Method of Exercise. Warrants to the extent then exercisable may be exercised in whole or in part from time to time as to all or part of the shares as to which such award is then exercisable, by giving written notice to the Company specifying the number of shares of Common Stock to be purchased, accompanied by payment in full of the purchase price, in cash, or by check or such other instrument as may be acceptable to the Committee. As determined by the Committee, in its sole discretion, at or after issuance, payment in full or in part may be made at the election of the Grantee (i) in the form of Common Stock owned by the Grantee (based on the Fair Market Value of the Common Stock which is not the subject of any pledge or security interest), (ii) in the form of shares of Common Stock or Preferred Stock withheld by the Company from the shares of Common Stock otherwise to be received with such withheld shares of Common Stock having a Fair Market Value equal to the Warrant Exercise Price of the Warrant, or (iii) by a combination of the foregoing, such Fair Market Value determined by applying the principles set forth in Section 5B(b), provided that the combined value of all cash and cash equivalents and the Fair Market Value of any shares surrendered to the Company is at least equal to such exercise price and except with respect to (ii) above, such method of payment will not cause a disqualifying disposition of all or a portion of the Common Stock received upon exercise of an Incentive Warrant. A Grantee shall have the right to dividends and other rights of a stockholder with respect to shares of Common Stock purchased upon exercise of a Warrant at such time as the Grantee (i) has given written notice of exercise and has paid in full for such shares, and (ii) has satisfied such conditions that may be imposed by the Company with respect to the withholding of taxes.

(f) Non-transferability of Warrants. Warrants are not transferable and may be exercised solely by the Grantee during his lifetime or after his death by the person or persons entitled thereto under his will or the laws of descent and distribution. The Committee, in its sole discretion, may permit a transfer of a Non-Qualified Warrant to (i) a trust for the benefit of the Grantee, (ii) a member of the Grantee’s immediate family (or a trust for his or her benefit) or (iii) pursuant to a domestic relations order. Any attempt to transfer, assign, pledge or otherwise dispose of, or to subject to execution, attachment or similar process, any Warrant contrary to the provisions hereof shall be void and ineffective and shall give no right to the purported transferee.

(g) Termination. Unless otherwise determined by the Committee at or after issuance, Warrants issued to the Grantee that have not vested shall be forfeited upon termination of the Grantee in accordance with Section 5A(f), (g), (h) and (i), as applicable. The Committee may provide (on or after issuance) that restrictions or forfeiture conditions relating to the Warrants will be waived in whole or in part in the event of termination resulting from specified causes, and the Committee may in other cases waive in whole or in part restrictions or forfeiture conditions relating to the Warrants.

(h) Special Rules for Incentive Warrants. No Warrant that remains exercisable for more than three months following a Grantee’s termination of employment for any reason other than death (including death within three months after termination of employment or within one year after a termination of employment due to disability) or disability, or for more than one year following a Grantee’s termination of employment as the result of his becoming disabled, may be treated as an Incentive Warrant.

(i) Limitations of Incentive Warrants.

(i) Exercisability Limitation. The aggregate Fair Market Value, determined as of the date the Incentive Warrant is issued, of Common Stock for which Incentive Warrants are exercisable for the first time by any Grantee during any calendar year under the Plan (and/or any other stock option plans of the Company or any Subsidiary) shall not exceed $100,000.

(ii) 10% Owners. Notwithstanding the provisions of this Section 5B(d), an Incentive Warrant may not be issued under the Plan to an individual who, at the time the Warrant is issued, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or its Subsidiary (as such ownership may be determined for purposes of Section 422(b) (6) of the Code), unless (i) at the time such Incentive Warrant is issued the Warrant Exercise Price is at least 110% of the Fair Market Value of the shares subject thereto and (ii) the Incentive Warrant by its terms is not exercisable after the expiration of five (5) years from the date it is issuance.

6A. Terms and Conditions of Restricted Stock.

Restricted Stock may be granted under this Plan aside from, or in association with, any other award and shall be subject to the following conditions and shall contain such additional terms and conditions (including provisions relating to the acceleration of vesting of Restricted Stock upon a Change of Control), not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

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(a) Grantee rights. A Grantee shall have no rights to an award of Restricted Stock unless and until Grantee accepts the award within the period prescribed by the Committee and, if the Committee shall deem desirable, makes payment to the Company in cash, or by check or such other instrument as may be acceptable to the Committee. After acceptance and issuance of a certificate or certificates, as provided for below, the Grantee shall have the rights of a stockholder with respect to Restricted Stock subject to the non-transferability and forfeiture restrictions described in Section 6(d) below.

(b) Issuance of Certificates. The Company shall issue in the Grantee’s name a certificate or certificates for the shares of Common Stock associated with the award promptly after the Grantee accepts such award.

(c) Delivery of Certificates. Unless otherwise provided, any certificate or certificates issued evidencing shares of Restricted Stock shall not be delivered to the Grantee until such shares are free of any restrictions specified by the Committee at the time of grant.

(d) Forfeitability, Non-transferability of Restricted Stock. Shares of Restricted Stock are forfeitable until the terms of the Restricted Stock grant have been satisfied. Shares of Restricted Stock are not transferable until the date on which the Committee has specified such restrictions have lapsed. Unless otherwise provided by the Committee at or after grant, distributions in the form of dividends or otherwise of additional shares or property in respect of shares of Restricted Stock shall be subject to the same restrictions as such shares of Restricted Stock.

(e) Change of Control. Upon the occurrence of a Change in Control as defined in Section 5A(c), the Committee may accelerate the vesting of outstanding Restricted Stock, in whole or in part, as determined by the Committee, in its sole discretion.

(f) Termination of Employment. Unless otherwise determined by the Committee at or after grant, in the event the Grantee ceases to be an employee or otherwise associated with the Company for any other reason, all shares of Restricted Stock theretofore awarded to him which are still subject to restrictions shall be forfeited and the Company shall have the right to complete the blank stock power. The Committee may provide (on or after grant) that restrictions or forfeiture conditions relating to shares of Restricted Stock will be waived in whole or in part in the event of termination resulting from specified causes, and the Committee may in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock.

6B. Terms and Conditions of Preferred Stock.

In lieu of grants of Options, Warrants, Restricted Stock and RSUs, to the extent that the Committee shall determine that the issuance of Options, Warrants, Restricted Stock or RSUs to a Participant could cause the beneficial ownership by such Participant or its affiliates to exceed more than 9.99% of the total outstanding shares of Common Stock of the Company upon the exercise of the Option or Warrant or the vesting of the Restricted Stock or RSU, as applicable, Preferred Stock may be granted under this Plan aside from, or in association with, any other award and shall be subject to the following conditions and shall contain such additional terms and conditions (including provisions relating to the acceleration of vesting of Restricted Stock or RSU upon a Change of Control), not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

(a) Grantee rights. A Grantee shall have no rights to an award of Preferred Stock unless and until all of the following conditions have been met (A) the Committee designates an award of Preferred Stock in a series of Preferred Stock that has already been authorized and designated the Board, the Board passes a resolution authorizing and designating a new series of Preferred Stock on the terms and conditions determined by the Committee, (B) if applicable, the Company files a Certificate of Designation with the Secretary of State of the State of Nevada that sets forth the rights, preferences and other terms of any newly authorized and designated series of the Preferred Stock, and (C) Grantee accepts the award within the period prescribed by the Committee and, if the Committee shall deem desirable, executes an agreement that sets forth the terms and conditions of the issuance of the award of Preferred Stock as may be acceptable to the Committee. After acceptance and issuance of a certificate or certificates, as provided for below, the Grantee shall have the rights set forth in the applicable Certificate of Designation and any related agreement with respect to the Preferred Stock award. The Preferred Stock shall also be subject to the non-transferability and forfeiture restrictions described in Section 6B(d) below.

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(b) Issuance of Certificates. The Company shall issue in the Grantee’s name a certificate or certificates for the shares of Preferred Stock associated with the award promptly after the Grantee accepts such award. The Company shall issue in the Grantee’s name a certificate or certificates for the shares of Common Stock underlying the Preferred Stock associated with the award promptly after the Grantee converts the Preferred Stock in accordance with the terms and conditions set forth in the applicable Certificate of Designation and related agreement, if any.

(c) Delivery of Certificates. Unless otherwise provided, any certificate or certificates issued evidencing shares of Preferred Stock and/or the underlying Common Stock issuable upon the conversion of the Preferred Stock shall not be delivered to the Grantee until such shares are free of any restrictions specified by the Committee at the time of grant.

(d) Forfeitability, Non-transferability of Preferred Stock. Shares of Preferred Stock and any underlying shares of Common Stock issuable upon the conversion of the Preferred Stock are forfeitable until the terms of the Preferred Stock grant have been satisfied. Shares of Preferred Stock and any underlying shares of Common Stock issuable upon the conversion of the Preferred Stock are not transferable until the date on which the Committee has specified such have lapsed. Unless otherwise provided by the Committee at or after grant, distributions in the form of dividends or otherwise of additional shares or property in respect of shares of Preferred Stock if the applicable Certificate of Designation provides for such distributions, shall be subject to the same restrictions as such shares of Preferred Stock.

(e) Change of Control. Upon the occurrence of a Change in Control as defined in Section 5A(c), the Committee may waive any conditions and/or restrictions to the issuance of any contingent award of Preferred Stock, in whole or in part, as determined by the Committee, in its sole discretion.

(f) Termination of Employment or Consulting Agreement. Unless otherwise determined by the Committee at or after grant, in the event the Grantee ceases to be, as applicable, an employee, a consultant or otherwise associated with the Company for any other reason, all shares of Preferred Stock theretofore awarded to him which are still subject to restrictions shall be forfeited and the Company shall have the right to complete the blank stock power. The Committee may provide (on or after grant) that restrictions or forfeiture conditions relating to shares of Preferred Stock will be waived in whole or in part in the event of termination resulting from specified causes, and the Committee may in other cases waive in whole or in part restrictions or forfeiture conditions relating to Preferred Stock.

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(g) Maximum Percentage. Notwithstanding anything to the contrary set forth herein, the Company shall not effect any conversion of Preferred Stock issued under the Plan, and no Participant shall have the right to convert any Preferred Stock, to the extent that after giving effect to such conversion, the beneficial owner of such shares (together with such Participant’s affiliates) would have acquired, through conversion of such Preferred Stock or otherwise, beneficial ownership of a number of shares of Common Stock that exceeds 9.99% (the “Maximum Percentage”) of the number of shares of Common Stock outstanding immediately after giving effect to such conversion. The Company shall not give effect to any voting rights of such Preferred Stock, and any Participant shall not have the right to exercise voting rights with respect to any Preferred Stock pursuant hereto, to the extent that giving effect to such voting rights would result in such Participant (together with its affiliates) being deemed to beneficially own in excess of the Maximum Percentage of the number of shares of Common Stock outstanding immediately after giving effect to such exercise, assuming such exercise as being equivalent to conversion. For purposes of the foregoing, the number of shares of Common Stock beneficially owned by a Participant and its affiliates shall include the number of shares of Common Stock issuable upon conversion of the Preferred Stock with respect to which the determination of such sentence is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (A) conversion of the remaining, nonconverted shares of Preferred Stock beneficially owned by such Participant or any of its affiliates and (B) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company (including, without limitation, any notes or warrants) subject to a limitation on conversion or exercise analogous to the limitation contained in this Section 6B(g) beneficially owned by such Participant or any of its affiliates. Except as set forth in the preceding sentence, for purposes of this Section 6B(g), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act. For purposes of this Section 6B(g), in determining the number of outstanding shares of Common Stock, a Participant may rely on the number of outstanding shares of Common Stock as reflected in (1) the Company’s most recent Form 10-K, Form 10-Q, or Form 8-K, as the case may be, (2) a more recent public announcement by the Company, or (3) any other notice by the Company or its transfer agent setting forth the number of shares of Common Stock outstanding. For any reason at any time, upon the written request of any Participant, the Company shall within one (1) business day following the receipt of such notice, confirm orally and in writing to any such Participant the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including the Preferred Stock, by such Holder and its affiliates since the date as of which such number of outstanding shares of Common Stock was reported. By written notice to the Company, the Participant may from time to time increase or decrease the Maximum Percentage to any other percentage not in excess of 9.99% specified in such notice; provided, that (i) any such increase will not be effective until the sixty-first (61st) day after such notice is delivered to the Company, and (ii) any such increase or decrease will apply only to the Holder providing such written notice and not to any other Holder. In the event that the Company cannot pay any portion of any dividend, distribution, grant or issuance hereunder to a Participant solely by reason of this Section 6B(g) (such shares, the “Limited Shares”), notwithstanding anything to the contrary contained herein, the Company shall not be required to pay cash in lieu of the payment that otherwise would have been made in such Limited Shares, but shall hold any such Limited Shares in abeyance for such Holder until such time, if ever, that the delivery of such Limited Shares shall not cause the Participant to exceed the Maximum Percentage, at which time such Participant shall be delivered such Limited Shares to the extent as if there had been no such limitation. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 6B(g) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended beneficial ownership limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation.

6C. Terms and Conditions of Restricted Stock Units.

Restricted Stock Units, or RSUs, may be granted under this Plan aside from, or in association with, any other award and shall be subject to the following conditions and shall contain such additional terms and conditions (including provisions relating to the acceleration of vesting of RSUs upon a Change of Control), not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

(a) Grantee rights. A Grantee shall have no rights to an award of RSUs unless and until Grantee accepts the award within the period prescribed by the Committee and, if the Committee shall deem desirable, makes payment to the Company in cash, or by check or such other instrument as may be acceptable to the Committee. After acceptance and issuance of a certificate or certificates, as provided for below, the Grantee shall have the rights of a stockholder with respect to the RSUs subject to the non-transferability and forfeiture restrictions described in Section 6C(d) below.

(b) Vesting. At the time of the grant of RSUs, the Committee may place restrictions on RSUs that shall lapse, in whole or in part, upon the passage of time. Unless otherwise provided in an Award Agreement, upon the vesting of a RSU, there shall be delivered to the Grantee, within 30 days of the date on which such Award (or any portion thereof) vests, the number of shares of common stock equal to the number of RSUs becoming so vested.

(c) Non-transferability of RSUs. Prior to the time that shares of common stock underlying RSUs have been delivered to the Grantee, RSUs are not transferable and may be exercised solely by the Grantee during his lifetime or after his death by the person or persons entitled thereto under his will or the laws of descent and distribution. The Committee, in its sole discretion, may permit a transfer of an RSU to (i) a trust for the benefit of the Grantee, (ii) a member of the Grantee’s immediate family (or a trust for his or her benefit) or (iii) pursuant to a domestic relations order. Any attempt to transfer, assign, pledge or otherwise dispose of, or to subject to execution, attachment or similar process, any RSU contrary to the provisions hereof shall be void and ineffective and shall give no right to the purported transferee.

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(d) Change of Control. Upon the occurrence of a Change in Control as defined in Section 5A(c), the Committee may accelerate the vesting of outstanding RSUs, in whole or in part, as determined by the Committee, in its sole discretion.

(e) Dividend Equivalents. To the extent provided in an Award Agreement, and subject to the requirements of Section 409A of the Code, an award of RSUs may provide the Grantee with the right to receive dividend equivalent payments with respect to common stock subject to such award, which payments may be settled in cash or common stock, as determined by the Committee. Any such settlements and any crediting of dividend equivalents may, at the time of grant of the RSU, be made subject to the transfer restrictions, forfeiture risks, vesting and conditions of the RSUs and subject to such other conditions, restrictions and contingencies as the Committee shall establish at the time of grant of the RSU, including the reinvestment of such credited amounts in common stock equivalents, provided that all such conditions, restrictions and contingencies shall comply with the requirements of Section 409A of the Code.

(f) Termination. Unless otherwise determined by the Committee at or after grant, RSUs awarded to the Grantee that have not vested shall be forfeited upon termination of the Grantee in accordance with Section 5A(f), (g), (h) and (i), as applicable. The Committee may provide (on or after grant) that restrictions or forfeiture conditions relating to the RSUs will be waived in whole or in part in the event of termination resulting from specified causes, and the Committee may in other cases waive in whole or in part restrictions or forfeiture conditions relating to the RSUs.

7. Term of Plan.

No Securities shall be granted pursuant to the Plan on or after the date which is ten years from the effective date of the Plan, but Options and Warrants and awards of Restricted Stock and/or Preferred Stock and/or RSUs theretofore granted may extend beyond that date.

8. Capital Change of the Company.

In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, or other change in corporate structure affecting the Common Stock of the Company, the Committee shall make an appropriate and equitable adjustment in the number and kind of shares reserved for issuance under the Plan and (A) in the number and price of shares subject to outstanding Options or Warrants granted or issued under the Plan, to the end that after such event each Optionee’s or Grantee’s proportionate interest shall be maintained (to the extent possible) as immediately before the occurrence of such event and (B) in the number and conversion price of shares subject to outstanding Preferred Stock granted under the Plan, to the end that after such event each Participant’s (who has received a grant of Preferred Stock) proportionate interest shall be maintained (to the extent possible) as immediately before the occurrence of such event. The Committee shall, to the extent feasible, make such other adjustments as may be required under the tax laws so that any Incentive Options or Incentive Warrants previously granted or issued shall not be deemed modified within the meaning of Section 424(h) of the Code. Appropriate adjustments shall also be made in the case of outstanding Restricted Stock or RSUs granted under the Plan.

The adjustments described above will be made only to the extent consistent with continued qualification of the Option or Warrant under Section 422 of the Code (in the case of an Incentive Option or Incentive Warrant) and Section 409A of the Code.

9. Purchase for Investment/Conditions.

Unless the Securities, and shares of Common Stock underlying such Securities, covered by the Plan have been registered under the Securities Act of 1933, as amended (the “Securities Act”), or the Company has determined that such registration is unnecessary, each person exercising or receiving Securities under the Plan may be required by the Company to give a representation in writing that he is acquiring the securities for his own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof. The Committee may impose any additional or further restrictions on awards of Securities as shall be determined by the Committee at the time of award.

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10. Taxes.

(a) The Company may make such provisions as it may deem appropriate, consistent with applicable law, in connection with any Securities granted under the Plan with respect to the withholding of any taxes (including income or employment taxes) or any other tax matters.

(b) If any Grantee, in connection with the acquisition of Restricted Stock, makes the election permitted under Section 83(b) of the Code (that is, an election to include in gross income in the year of transfer the amounts specified in Section 83(b)), such Grantee shall notify the Company of the election with the Internal Revenue Service pursuant to regulations issued under the authority of Code Section 83(b).

(c) If any Grantee shall make any disposition of shares of Common Stock issued pursuant to the exercise of an Incentive Option or Incentive Warrant under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions), such Grantee shall notify the Company of such disposition within ten (10) days hereof.

11. Effective Date of Plan.

The Plan shall be effective on July 31, 2018; provided, however, that the Plan must subsequently be approved by majority vote of the Company’s shareholders in accordance with the rules and regulations of the NASDAQ Stock Market LLC no later than July 31, 2019.

12. Amendment and Termination.

The Board may amend, suspend, or terminate the Plan, except that no amendment shall be made that would impair the rights of any Participant under Securities theretofore granted without the Participant’s consent, and except that no amendment shall be made which, without the approval of the shareholders of the Company would:

(a) materially increase the number of shares that may be issued under the Plan, except as is provided in Section 8;

(b) materially increase the benefits accruing to the Participants under the Plan;

(c) materially modify the requirements as to eligibility for participation in the Plan;

(d) decrease the exercise price of an Incentive Option or Incentive Warrant to less than 100% of the Fair Market Value per share of Common Stock on the date of grant or issuance thereof or the exercise price of a Nonqualified Option or Non-Qualified Warrant to less than 100% of the Fair Market Value per share of Common Stock on the date of grant or issuance thereof;

(e) extend the term of any Option or Warrant beyond that provided for in Section 5A(b) and Section 5B(c), respectively;

(f) except as otherwise provided in Sections 5A(d), 5B(e) and 8 hereof, reduce the exercise price of outstanding Options or Warrants or effect repricing through cancellations and re-grants of new Options or Warrants;

(g) increase the number of shares of Common Stock to be issued or issuable under the Plan to an amount that is equal to or in excess of 19.99% of the number of shares of Common Stock outstanding before the issuance of the stock or securities; or

(h) otherwise require stockholder approval pursuant to the rules and regulations of the NASDAQ Stock Market LLC.

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Subject to the forgoing, the Committee may amend the terms of any Option or Warrant theretofore granted, prospectively or retrospectively, but no such amendment shall impair the rights of any Optionee or Grantee without the Optionee’s or Grantee’s consent.

It is the intention of the Board that the Plan comply strictly with the provisions of Section 409A of the Code and Treasury Regulations and other Internal Revenue Service guidance promulgated thereunder (the “Section 409A Rules”) and the Committee shall exercise its discretion in granting awards hereunder (and the terms of such awards), accordingly. The Plan and any grant of an award hereunder may be amended from time to time (without, in the case of an award, the consent of the Participant) as may be necessary or appropriate to comply with the Section 409A Rules.

13. Government Regulations.

The Plan, and the grant and exercise or conversion, as applicable, of Securities hereunder, and the obligation of the Company to issue and deliver shares under such Securities shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies, national securities exchanges and interdealer quotation systems as may be required.

14. General Provisions.

(a) Certificates. All certificates for shares of Common Stock or Preferred Stock delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, or other securities commission having jurisdiction, any applicable Federal or state securities law, any stock exchange or interdealer quotation system upon which the Common Stock is then listed or traded and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.

(b) Employment Matters. Neither the adoption of the Plan nor any grant or award under the Plan shall confer upon any Participant who is an employee of the Company or any Subsidiary any right to continued employment or, in the case of a Participant who is a director, continued service as a director, with the Company or a Subsidiary, as the case may be, nor shall it interfere in any way with the right of the Company or any Subsidiary to terminate the employment of any of its employees, the service of any of its directors or the retention of any of its consultants or advisors at any time.

(c) Limitation of Liability. No member of the Committee, or any officer or employee of the Company acting on behalf of the Committee, shall be personally liable for any action, determination or interpretation taken or made in good faith with respect to the Plan, and all members of the Committee and each and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

(d) Registration of Stock. Notwithstanding any other provision in the Plan, no Option or Warrant may be exercised unless and until the Common Stock to be issued upon the exercise thereof has been registered under the Securities Act and applicable state securities laws, or are, in the opinion of counsel to the Company, exempt from such registration in the United States. The Company shall not be under any obligation to register under applicable federal or state securities laws any Common Stock to be issued upon the exercise of an Option or Warrant granted or issued hereunder in order to permit the exercise of an Option or Warrant and the issuance and sale of the Common Stock subject to such Option or Warrant, although the Company may in its sole discretion register such Common Stock at such time as the Company shall determine. If the Company chooses to comply with such an exemption from registration, the Common Stock issued under the Plan may, at the direction of the Committee, bear an appropriate restrictive legend restricting the transfer or pledge of the Common Stock represented thereby, and the Committee may also give appropriate stop transfer instructions with respect to such Common Stock to the Company’s transfer agent.

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15. Non-Uniform Determinations.

The Committee’s determinations under the Plan, including, without limitation, (i) the determination of the Participants to receive awards, (ii) the form, amount and timing of such awards, (iii) the terms and provisions of such awards and (ii) the agreements evidencing the same, need not be uniform and may be made by it selectively among Participants who receive, or who are eligible to receive, awards under the Plan, whether or not such Participants are similarly situated.

16. Governing Law.

The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the internal laws of the State of Nevada, without giving effect to principles of conflicts of laws, and applicable federal law.

17. Additional Issuance Restrictions.

If the Company has not obtained the approval of its stockholders in accordance with NASDAQ Listing Rule 5635(d), then the Company may not issue any Securities under this Plan that would upon the issuance of any Securities or upon the exercise on conversion of such Securities, as applicable, into shares of the Company’s Common Stock, when aggregated with any other shares of Common Stock (i) held by a Participant, (ii) underlying any convertible security held by a Participant, and (iii) issuable upon prior exercise of any convertible security held by a Participant, would exceed 19.99% shares of the Company’s Common Stock, subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the date of the adoption of this Plan (such number of shares, the “Issuable Maximum”). The Participant shall be entitled to a portion of the Issuable Maximum as reasonably determined by the Committee so as not to violate NASDAQ Listing Rule 5635(d). In addition, the Participant may allocate its pro-rata portion of the Issuable Maximum among Securities held by it in its sole discretion. Such portion shall be adjusted upward ratably in the event a Participant no longer holds any Securities and the amount of shares issued to such Participant pursuant to its Securities was less than such Participant’s pro-rata share of the Issuable Maximum.

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